As Filed Electronically with the Securities and Exchange Commission on January 28, 2005

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No.      ☐

INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, Massachusetts 02110-4103

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette

Deutsche Investment Management Americas Inc.

Two International Place

Boston, Massachusetts 02110-4103

(Name and Address of Agent for Service)

With copies to:

John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624	Cathy G. O’Kelly, Esq. David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601

TITLE OF SECURITIES BEING REGISTERED:

Shares of the Growth and Income Fund Series of the Registrant

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Scudder Focus Value+Growth Fund

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder Focus Value+Growth Fund into Scudder Growth and Income Fund. The funds seek to achieve similar investment objectives through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund. The Board recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A The merger of the two funds is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance performance and increase the efficiency of DeAM’s operations. The combined fund will pay a lower management fee than Scudder Focus Value+Growth Fund. In addition, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base, which may result in greater cost efficiencies and the potential for greater economies of scale. Finally, DeAM has agreed to cap the expenses of the combined fund at levels [lower] than the expense ratios currently paid by Scudder Focus Value+Growth Fund for approximately three years following the merger. Consequently, the combined

Q&A continued

fund is expected to have lower total operating expense ratios than Scudder Focus Value+Growth Fund.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder Growth and Income Fund, which will probably be different from the net asset value per share of Scudder Focus Value+Growth Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about May 2, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the prospectus/proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (ScudderACCESS)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-888-288-5518.

SCUDDER FOCUS VALUE+GROWTH FUND

A Message from the Fund’s Chief Executive Officer

[mailing date]

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder Focus Value+Growth Fund (“Focus Value+Growth Fund”). While you are, of course, welcome to join us at Focus Value+Growth Fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Focus Value+Growth Fund into Scudder Growth and Income Fund (“Growth and Income Fund”). In this merger, your shares of Focus Value+Growth Fund would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for shares of Growth and Income Fund with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors, and will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

In determining to recommend approval of the merger, the Trustees of Focus Value+Growth Fund considered the following factors, among others:

•	DeAM’s overall program to reorganize and combine selected funds within the Scudder fund family offers a uniform class structure and distribution platform for the combined fund;

•	Focus Value+Growth Fund shareholders will have the opportunity to invest in a significantly larger fund with a similar investment objective;

•	Shareholders will have the potential for economies of scale;

•	The combined fund is expected to have lower total Fund operating expense ratios than Focus Value+Growth Fund;

•	DeAM’s agreement to pay all costs associated with the merger; and

•	The merger would be a tax-free reorganization for federal income tax purposes for the shareholders.

The investment objective of Growth and Income Fund is similar to that of Focus Value+Growth Fund. The most important differences between the investment policies of the funds are: (i) Growth and Income Fund is a diversified series, whereas Focus Value+Growth Fund is a non-diversified series; (ii) Focus Value+Growth Fund has a policy of owning 15 to 30 stocks in each of two investment sleeves (growth and value) and of maintaining equal allocations of assets in each sleeve, whereas Growth and Income Fund is not so limited; (iii) Focus Value+Growth Fund may invest up to 25% of total assets in foreign securities, whereas Growth and Income Fund is not so limited; and (iv) Growth and Income Fund is prohibited from investing in securities issued by tobacco companies, whereas Focus Value+Growth Fund is not so limited. If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Growth and Income Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Georgeson Shareholder, Focus Value+Growth Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder Focus Value+Growth Fund

SCUDDER FOCUS VALUE+GROWTH FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder Focus Value+Growth Fund:

A Special Meeting of Shareholders of Scudder Focus Value+Growth Fund (“Focus Value+Growth Fund”) will be held April 22, 2005 at [9:00 a.m.] Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Focus Value+Growth Fund to Scudder Growth and Income Fund (“Growth and Income Fund”), in exchange for shares of Growth and Income Fund and the assumption by Growth and Income Fund of all liabilities of Focus Value+Growth Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Focus Value+Growth Fund in complete liquidation of Focus Value+Growth Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Focus Value+Growth Fund at the close of business on [record date] are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Trustees

John Millette

Secretary

[mailing date]

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER FOCUS VALUE+GROWTH FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page [    ].

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

If you have any questions, please call Georgeson Shareholder, Scudder Focus Value+Growth Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-288-5518) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

[effective date]

Acquisition of the assets of:	By and in exchange for shares of:

Scudder Focus Value+Growth Fund	Scudder Growth and Income Fund a series of Investment Trust

222 South Riverside Plaza Chicago, IL 60606 (617) 295-2572	Two International Place Boston, MA 02110 (617) 295-2572

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder Focus Value+Growth Fund (“Focus Value+Growth Fund”) into Scudder Growth and Income Fund (“Growth and Income Fund”). Growth and Income Fund and Focus Value+Growth Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Focus Value+Growth Fund will receive a number of full and fractional shares of the corresponding class of Growth and Income Fund equal in value as of the Valuation Time (as defined below on page [    ]) to the total value of such shareholder’s Focus Value+Growth Fund shares.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed to shareholders on or about [mailing date]. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Growth and Income Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Growth and Income Fund, dated February 1, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Focus Value+Growth Fund, dated March 1, [2005], as supplemented from time to time, relating to Class A, Class B and Class C shares;

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(iii)	the statement of additional information of Focus Value+Growth Fund, dated March 1, [2005], as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iv)	the statement of additional information relating to the proposed merger, dated [effective date] (the “Merger SAI”); and

(v)	the financial statements and related independent registered public accounting firm’s report included in Focus Value+Growth Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2004.

Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make shareholder inquiries by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048.

Like shares of Focus Value+Growth Fund, shares of Growth and Income Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, Focus Value+Growth Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor.

Growth and Income Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees of Focus Value+Growth Fund are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Focus Value+Growth Fund into Growth and Income Fund. If approved by shareholders, all of the assets of Focus Value+Growth Fund will be transferred to Growth and Income Fund solely in exchange for (a) the issuance and delivery to Focus Value+Growth Fund of Class A, Class B and Class C shares of Growth and Income Fund (“Merger Shares”) with a value equal to the value of Focus Value+Growth Fund’s assets net of liabilities, and (b) the assumption by Growth and Income Fund of all liabilities of Focus Value+Growth Fund. Immediately following the transfer, the appropriate class of Merger Shares received by Focus Value+Growth Fund will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, proposed this combination as part of its overall product rationalization program to reorganize and combine selected funds within the Scudder fund family. The Scudder fund family is made up of a group of funds that were managed by different investment advisors over the years and that have come together as a result of various corporate transactions that have taken place over time. As a result of these corporate transactions, there are a number of redundant funds within the Scudder fund family. In addition, the funds in the Scudder fund family do not currently have the same share class structure. DeAM’s overall program is designed to reorganize and combine funds in order to, among other reasons, eliminate redundant funds. DeAM’s program is also designed to expand product offerings across more share classes and adjust or eliminate share classes in order to implement the same share class structure across the Scudder fund family. DeAM believes this program may help enhance investment performance and increase the efficiency of its operations.

2. What will happen to my shares of Focus Value+Growth Fund as a result of the merger?

Your shares of Focus Value+Growth Fund will, in effect, be exchanged for shares of the same share class of Growth and Income Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page [    ]).

3. Why have the Trustees of Focus Value+Growth Fund recommended that I approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of Focus Value+Growth Fund approve the merger:

•	DeAM’s overall program to reorganize and combine selected funds in the Scudder fund family as described above.

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•	The merger offers Focus Value+Growth Fund shareholders the opportunity to invest in a significantly larger fund with a similar investment objective.

Deutsche Investment Management Americas Inc. (“DeIM”), Focus Value+Growth Fund’s investment advisor, has advised the Trustees that Focus Value+Growth Fund and Growth and Income Fund have similar investment objectives.

•	The merger is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance investment performance and increase the efficiency of DeAM’s operations. The merger also may result in greater cost efficiencies and the potential for economies of scale for the combined fund and its shareholders.

•	The combined fund is expected to have lower total fund operating expense ratios than Focus Value+Growth Fund.

•	DeAM’s agreement to pay all costs associated with the merger.

•	The merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

The Trustees of Focus Value+Growth Fund have concluded that: (1) the merger is in the best interests of Focus Value+Growth Fund, and (2) the interests of the existing shareholders of Focus Value+Growth Fund will not be diluted as a result of the merger. Accordingly, the Trustees of Focus Value+Growth Fund recommend approval of the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

4. How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives of the Funds are similar. Focus Value+Growth Fund seeks growth of capital through a portfolio of growth and value stocks. Growth and Income Fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. Both Funds buy primarily equity securities. Focus Value+Growth Fund normally invests at least 65% of total assets in U.S. common stocks. Although the Fund can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). Growth and Income Fund invests at least 65% of total assets in equities, mainly common stocks. Although the Fund can invest in companies of any size and from any country, it invests primarily in large U.S. companies. Focus Value+Growth Fund manages risk by investing in both growth and value stocks. The Fund seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline. Focus Value+Growth Fund retains two portfolio management teams dedicated to managing its growth and value portions. Each team focuses its investments on a core number of common stocks; currently, it is anticipated that each team will invest in approximately 15-30 stocks. Focus Value+Growth Fund may invest up to 25% of total assets in foreign securities, whereas Growth and Income Fund is not so limited. Growth and Income Fund does not invest in securities issued by tobacco-producing companies, whereas Focus Value+Growth Fund is not so limited. Growth and Income Fund has elected to be classified as a diversified series of an open-end management investment company. With

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certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Focus Value+Growth Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than may a diversified fund. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of September 30, 2004, and of Growth and Income Fund on a pro forma combined basis, giving effect to the proposed merger as of that date:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Common Stocks	Focus Value+Growth Fund	Growth and Income Fund	Growth and Income Fund— Pro Forma Combined(1)
Consumer Discretionary	13%	11%	11%
Consumer Staples	11%	7%	7%
Energy	6%	8%	8%
Financials	31%	19%	19%
Health Care	18%	13%	13%
Industrials	4%	13%	13%
Information Technology	17%	18%	18%
Materials	—	3%	3%
Telecommunications Services	—	4%	4%
Utilities	—	4%	4%
	100%	100%	100%

(1)	Reflects the blended characteristics of Focus Value+Growth Fund and Growth and Income Fund as of September 30, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

5. How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended September 30, 2004, and the pro forma estimated expense ratios of Growth and Income Fund assuming consummation of the merger as of that date.

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Shareholder Fees

(fees that are paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Focus Value+Growth Fund	5.75%	None	None
Growth and Income Fund	5.75%	None	1.00%
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower )
Focus Value+Growth Fund	None (1)	4.00%	1.00%
Growth and Income Fund	None (1)	4.00%	1.00%
Redemption Fee(2) (as a percentage of total redemption proceeds)
Focus Value+Growth Fund	2.00%	2.00%	2.00%
Growth and Income Fund	2.00%	2.00%	2.00%

(1)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months following purchase and 0.50% if redeemed during the next six months following purchase. Please see the applicable Fund’s prospectus for more details.
(2)	Each Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange).

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule of Growth and Income Fund (Post-Merger) reflects reductions that will be effective upon the consummation of the merger. As of September 30, 2004, Growth and Income Fund and Focus Value+Growth Fund had net assets of $4,917,515,252 and $81,540,476, respectively.

Focus Value+Growth Fund		Growth and Income Fund (Pre-Merger)		Growth and Income Fund (Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0 - $250 million	0.720%	$0 - $14 billion	0.450%	$0 - $250 million	0.450%
$250 million - $1 billion	0.690%	$14 billion - $16 billion	0.425%	$250 million - $1 billion	0.445%
$1 billion - $2.5 billion	0.660%	$16 billion - $18 billion	0.400%	$1 billion - $2.5 billion	0.440%
$2.5 billion - $5 billion	0.640%	Over $18 billion	0.385%	$2.5 billion - $7.5 billion	0.430%
$5 billion - $7.5 billion	0.600%			$7.5 billion - $12.5 billion	0.420%
$7.5 billion - $10 billion	0.580%			$12.5 billion - $17.5 billion	0.410%
$10 billion - $12.5 billion	0.560%			Over $17.5 billion	0.385%
Over $12.5 billion	0.540%

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As shown below, the merger is expected to result in a lower management fee ratio and lower total expense ratios for shareholders of Focus Value+Growth Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fee		Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses (after waiver)
Focus Value+ Growth Fund
Class A	0.72%		0.25%	0.52%		1.49	%(2)	0.14%	1.35%
Class B	0.72%		1.00%	0.67%		2.39	%(2)	0.25%	2.14%
Class C	0.72%		1.00%	0.58%		2.30	%(2)	0.18%	2.12%
Growth and Income Fund
Class A	0.45%		0.23%	0.35	%(1)	1.03	%(3)	—	1.03%
Class B	0.45%		1.00%	0.59	%(1)	2.04	%(3)	0.07%	1.97%
Class C	0.45%		1.00%	0.56	%(1)	2.01	%(3)	0.05%	1.96%
Growth and Income Fund (Pro forma combined)
Class A	0.44	%(5)	0.25%	0.35	%(6)	1.04%		— (4)	1.04%
Class B	0.44	%(5)	1.00%	0.49	%(6)	1.83%		— (4)	1.93%
Class C	0.44	%(5)	1.00%	0.45	%(6)	1.89%		— (4)	1.89%

(1)	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee as of March 31, 2004 for Growth and Income Fund.
(2)	Through September 30, 2005, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses. In addition, through September 30, 2005, DeIM and the Fund’s principal underwriter and transfer agent each has contractually agreed to limit its respective fees or reimburse expenses to the extent necessary to maintain the Fund’s total operating expenses at 1.35%, 2.141%, and 2.116% of the average daily net assets for Class A, Class B and Class C shares, respectively, excluding certain expenses, such as extraordinary expenses, taxes, brokerage, interest and organizational and offering costs.

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(3)	Through September 30, 2005, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.95%, 0.97% and 0.96% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.
(4)	Through January 31, 2008, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.79%, 0.97% and 0.92% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.
(5)	Restated to reflect the management fee schedule for Growth and Income Fund that will be effective upon consummation of the merger.
(6)	Other expenses are estimated, accounting for the effect of the merger.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Focus Value+Growth Fund
Class A(3)	$705	$1,006	$1,329	$2,241
Class B(1)(3)	$617	$1,022	$1,453	$2,277
Class B(2)(3)	$217	$722	$1,253	$2,277
Class C(1)(3)	$315	$701	$1,214	$2,622
Class C(2)(3)	$215	$701	$1,214	$2,622
Growth and Income Fund
Class A	$674	$884	$1,111	$1,762
Class B(1)(3)	$600	$933	$1,292	$1,863
Class B(2)(3)	$200	$633	$1,092	$1,863
Class C(1)(3)	$299	$626	$1,078	$2,334
Class C(2)(3)	$199	$626	$1,078	$2,334

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	1 Year	3 Years	5 Years	10 Years
Growth and Income Fund (Pro forma combined)
Class A	$675	$887	$1,116	$1,773
Class B(1)	$596	$906	$1,242	$1,809
Class B(2)	$196	$606	$1,042	$1,809
Class C(1)	$292	$594	$1,021	$2,212
Class C(2)	$192	$594	$1,021	$2,212

(1)	Assuming you sold your shares at the end of each period.
(2)	Assuming you kept your shares.
(3)	Includes one year of capped expenses in each period.

6. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Focus Value+Growth Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7. Will my dividends be affected by the merger?

Focus Value+Growth Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Growth and Income Fund intends to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax, and to make additional distributions as necessary. Otherwise, the merger will not result in a change in dividend policy.

8. Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

9. How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Focus Value+Growth Fund.

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10. Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of Growth and Income Fund you receive will equal the total value of the shares of Focus Value+Growth Fund that you hold as of the Valuation Time (as defined below on page [    ]). Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11. What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Focus Value+Growth Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of Focus Value+Growth Fund believe that the proposed merger is in the best interest of Focus Value+Growth Fund. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.

II. Investment Strategies and Risk Factors

What are the main investment strategies and related risks of Growth and Income Fund and how do they compare with those of Focus Value+Growth Fund?

Investment Objectives and Strategies.     As noted above, the investment objectives of the Funds are similar. Focus Value+Growth Fund seeks growth of capital through a portfolio of growth and value stocks. Growth and Income Fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. Both Funds buy primarily equity securities. Focus Value+Growth Fund normally invests at least 65% of total assets in U.S. common stocks. Although the Focus Value+Growth Fund can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). Growth and Income Fund invests at least 65% of total assets in equities, mainly common stocks. Although the Growth and Income Fund can invest in companies of any size and from any country, it invests primarily in large U.S. companies.

Focus Value+Growth Fund manages risk by investing in both growth and value stocks. The Fund seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline. Focus Value+Growth Fund retains two portfolio management teams dedicated to managing the growth and value portions of the Fund, respectively. Each team focuses its investments on a core number of common stocks; currently, it is anticipated that each team will invest in approximately 15-30 stocks. In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategies.

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In choosing stocks for Growth and Income Fund, the Fund’s portfolio managers consider both yield and other valuation and growth factors, meaning that they focus the Fund’s investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the Fund’s benchmark index, the S&P 500. The Fund may invest in dividend paying and non-dividend paying stocks. The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings. The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers of Growth and Income Fund use several strategies in seeking to reduce risk, including: (i) managing risk associated with investment in specific companies by using fundamental analysis, valuation, and by adjusting position sizes; (ii) portfolio construction emphasizing diversification, blending stocks with a variety of different attributes, including value and growth stocks; and (iii) diversifying across many sectors and industries.

The managers of each Fund may favor different types of securities at different times, while still maintaining variety in terms of the securities, issuers and economic sectors represented. The managers of Focus Value+Growth Fund will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks. The managers of Growth and Income Fund normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage the overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the Fund’s emphasis on or within a given industry.

Both Funds are permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) in circumstances where the managers believe that they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Additionally, Focus Value+Growth Fund may invest up to 25% of total assets in foreign securities, whereas Growth and Income Fund is not so limited. Growth and Income Fund does not invest in securities issued by tobacco-producing companies, whereas Focus Value+Growth Fund is not so limited. Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Growth and Income Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, whereas Focus Value+Growth Fund is not so limited.

Growth and Income Fund has elected to be classified as a diversified series of an open-end investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Focus Value+Growth Fund has elected to be classified as a non-diversified fund. A non-diversified fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than may a diversified fund.

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It is anticipated that there will be a pre-merger liquidation by Focus Value+Growth Fund of all investments that are not consistent with the current investment objective, policies and restrictions of Growth and Income Fund.

For a more detailed description of the investment techniques used by Focus Value+Growth Fund and Growth and Income Fund, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Growth and Income Fund. Certain risks associated with an investment in Growth and Income Fund are summarized below. The risks of an investment in Growth and Income Fund are similar to the risks of an investment in Focus Value+Growth Fund. More detailed descriptions of the risks associated with an investment in Growth and Income Fund can be found in the current prospectus and statement of additional information for Growth and Income Fund.

The value of your investment in Growth and Income Fund will change with changes in the values of the investments held by Growth and Income Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Growth and Income Fund’s investments as a whole. Growth and Income Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Growth and Income Fund, cause you to lose money or cause the performance of Growth and Income Fund to trail that of other investments.

Stock Market Risk.    As with most stock funds, an important factor with Growth and Income Fund is how stock markets perform—in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Growth and Income Fund makes and Growth and Income Fund may not be able to get attractive prices for them. An investment in Focus Value+Growth Fund is also subject to this risk.

Industry Risk.    While Growth and Income Fund does not concentrate in any industry, to the extent that Growth and Income Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Focus Value+Growth Fund is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Growth and Income Fund that occurs during the term of the loan would be borne by

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Growth and Income Fund and would adversely affect Growth and Income Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Growth and Income Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Focus Value+Growth Fund is also subject to this risk.

Other factors that could affect performance of the Funds include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements; and

•	with respect to Growth and Income Fund, the Fund’s risk management strategies could make long-term performance lower than it would have been without these strategies.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts shows how each Fund’s performance compares to that of two broad-based market indices (which, unlike a Fund, do not have any fees or expenses). Because the inception dates for Class A (formerly Class R), Class B and Class C of Growth and Income Fund were August 2, 1999, December 29, 2000 and December 29, 2000, respectively, the performance figures for each such class of Growth and Income Fund prior to its inception are based on the historical performance of the Fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges, if any, of Class A, Class B and Class C. In addition in the table, the performance figures for Class A of Growth and Income Fund from August 2, 1999 through December 29, 2000 have been adjusted to reflect the current applicable sales charge of Class A. Prior to June 11, 2001, DeIM managed Focus Value+Growth Fund. Effective June 11, 2001, Jennison Associates LLC became sub-advisor to the growth portion of the Fund and effective April 5, 2002, Dreman Value Management LLC became sub-advisor to the value portion of the Fund. Performance for Focus Value+Growth Fund would have been different if the Fund’s current policies and sub-advisors/multi-manager arrangement had been in effect. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

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Calendar Year Total Returns (%)

Growth and Income Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 15.19%, Q2, 1997                Worst Quarter: -16.93%, Q3, 2002

Focus Value+Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 20.65%, Q4, 1998                Worst Quarter: -21.09%, Q3, 2001

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Average Annual Total Returns (for periods ended 12/31/04)

	Past 1 year	Past 5 years	Past 10 years/ Since inception
Growth and Income Fund
Class A (Return before taxes)	3.08%	-3.31%	6.95%
Class A (Return after taxes on distributions)	2.97%	-3.70%	5.53%
Class A (Return after taxes on distributions and sale of Fund shares)	0.14%	-3.11%	5.25%
Class B (Return before taxes)	5.41%	-3.04%	6.78%
Class C (Return before taxes)	8.42%	-2.85%	6.80%
Index 1 (Reflects no deductions for fees, expenses or taxes)	11.40%	-1.76%	12.16%
Index 2 (Reflects no deductions for fees, expenses or taxes)	10.88%	-2.30%	12.07%

Focus Value+Growth Fund
Class A (Return before taxes)	3.95%	-3.92%	7.15	%(1)
Class A (Return after taxes on distributions)	3.91%	-4.53%	6.11	%(1)
Class A (Return after taxes on distributions and sale of Fund shares)	2.61%	-3.42%	5.84	%(1)
Class B (Return before taxes)	6.06%	-3.80%	6.94	%(1)
Class C (Return before taxes)	9.16%	-3.63%	6.93	%(1)
Index 1 (Reflects no deductions for fees, expenses or taxes)	11.40%	-1.76%	10.15	%(2)
Index 2 (Reflects no deductions for fees, expenses or taxes)	10.88%	-2.30%	10.11	%(2)

Index  1:    The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United states whose common stocks are traded there.

Index  2:    The unmanaged Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(1)	Inception date was October 16, 1995.
(2)	Index comparison begins October 31, 1995.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit the Scudder website at www.scudder.com.

Unlike the bar charts, the performance information for Growth and Income Fund and Focus Value+Growth Fund in the table reflects the impact of maximum sales charges. The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns

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depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are shown for Class A shares of each Fund only and will vary for Class B and Class C shares. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

III. Other Comparisons Between the Funds

Advisor and Portfolio Managers.    DeIM is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a sub-advisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Growth and Income Fund

Gregory S. Adams, CFA, Managing Director of DeAM, is Lead Portfolio Manager of Growth and Income Fund. Mr. Adams joined DeAM and became a Portfolio Manager of the Fund in 1999. Mr. Adams has over 17 years of investment industry experience.

Andrew Brudenell, CFA, Vice President of DeAM, is a Portfolio Manager of Growth and Income Fund. Mr. Brudenell joined DeAM in 1997 and became a Portfolio Manager of the Fund in 2002. Mr. Brudenell holds an MS from the London School of Economics.

Focus Value+Growth Fund

Jennison Associates LLC (“JA”), with headquarters at 466 Lexington Avenue, New York, New York 10017, is the sub-advisor to the growth portion of Focus Value+Growth Fund’s portfolio. Under the terms of Sub-Advisory Agreement between JA and DeIM, JA manages the investment and reinvestment of the growth portion of the Fund’s assets and provides such investment advice, research and assistance as DeIM may, from time to time, reasonably request. For its services, JA receives from DeIM a monthly fee at an annual rate applied to the portion of the average daily net assets of the Fund allocated by DeIM to JA for management.

Spiros Segalas, Director and President of JA, is Chief Investment Officer and Growth Equity Portfolio Manager of Focus Value+Growth Fund. Mr. Segalas joined JA in 1969 and became a Portfolio Manager of the Fund in 2001. Mr. Segalas has over 44 years of investment industry experience.

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Kathleen McCarragher, Director of JA, is Head of Growth Equity and Growth Equity Portfolio Manager of Focus Value+Growth Fund. Ms. McCarragher joined JA in 1998 and became a Portfolio Manager of the Fund in 2001. Ms. McCarragher has over 22 years of investment industry experience.

Dreman Value Management, L.L.C. (“DVM”), with headquarters at Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is the sub-advisor to the value portion of Focus Value+Growth Fund’s portfolio. DVM manages the investment and reinvestment of the value portion of the Fund’s assets and provides such investment advice, research and assistance as DeIM may, from time to time, reasonably request. For its services, DVM receives from DeIM a monthly fee at an annual rate applied to the portion of the Fund’s average daily net assets sub-advised by DVM.

David Dreman, Founder and Chairman of DVM, is Lead Portfolio Manager of the value portion of Focus Value+Growth Fund. Mr. Dreman became a Portfolio Manager of the Fund in 2002. Mr. Dreman has over 47 years of investment industry experience.

F. James Hutchinson is a Portfolio Manager of the value portion of Focus Value+Growth Fund. Mr. Hutchinson joined DVM in 2000 and became a Portfolio Manager of the Fund in 2002. Mr. Hutchinson has over 18 years of investment industry experience.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for the Class A, Class B and Class C shares of both Funds and acts as agent of each Fund in the continuous offer of such shares.

Growth and Income Fund has adopted distribution and/or service plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the distribution and/or service plans adopted by Focus Value+Growth Fund. Plans under Rule 12b-1 allow the Fund to pay distribution and/or service fees for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Pursuant to the Shareholder Services Agreement with Growth and Income Fund, which is substantially identical to the Shareholder Services Agreement with Focus Value+Growth Fund, SDI receives a service fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Growth and Income Fund. SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares of Growth and Income Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for Growth and Income Fund. All amounts are payable monthly and are based on the average daily net assets of the Fund attributable to the relevant class of shares.

For its services under the Distribution Agreement with Growth and Income Fund, which is substantially identical to the Distribution Agreement with Focus Value+Growth

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Fund, SDI receives a fee from Growth and Income Fund under its Rule 12b-1 plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B and Class C shares. This fee is accrued daily as an expense of the Class B and Class C shares. SDI also receives any contingent deferred sales charges paid with respect to Class B and Class C shares.

Trustees and Officers.    The Trustees of Investment Trust (of which Growth and Income Fund is a series) are different from those of Focus Value+Growth Fund. As more fully described in the statement of additional information for Growth and Income Fund, which is available upon request, the following individuals comprise the Board of Trustees of Investment Trust: Dawn-Marie Driscoll, Henry P. Becton, Jr., Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel, and Carl W. Vogt. In addition, the officers of Investment Trust are different from those of Focus Value+Growth Fund.

Independent Registered Public Accounting Firms (“Auditors”).     PricewaterhouseCoopers LLP serves as Auditor for Growth and Income Fund. Ernst & Young LLP serves as Auditor for Focus Value+Growth Fund.

Charter Documents.    Focus Value+Growth Fund is a Massachusetts business trust governed by Massachusetts law. Growth and Income Fund is a series of Investment Trust, a Massachusetts business trust governed by Massachusetts law. Focus Value+Growth Fund is governed by an Agreement and Declaration of Trust dated June 14, 1995. Growth and Income Fund is governed by an Amended and Restated Declaration of Trust dated November 3, 1987, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Focus Value+Growth Fund and Growth and Income Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees. Neither Fund is required to hold annual meetings of its shareholders, but meetings may be called by the Trustees or the President of the applicable Fund. If the Trustees and the President of Focus Value+Growth Fund fail to call a meeting of shareholders for a period of 30 days after written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares of Focus Value+Growth Fund entitled to vote at such meeting, such shareholders may call a meeting. The President and Secretary of Investment Trust are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares of Investment Trust entitled to vote at such meeting.

Neither Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by its Trustees, and if a

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Fund were liquidated, each class of shares of such Fund would receive the net assets of the Fund attributable to said class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance (or, in the case of Focus Value+Growth Fund, a minimum aggregate number of shares) designated from time to time by the Trustees. Sale, conveyance, or transfer of the assets of Focus Value+Growth Fund requires the affirmative vote of the shareholders of Focus Value+Growth Fund entitled to vote more than 50% of the votes entitled to be cast on the matter. The Trustees of Growth and Income Fund may merge or consolidate the Fund with any other organization, or may sell, lease or exchange all or substantially all of the Fund’s property, when authorized by the affirmative vote of the holders of a majority of the shares of Growth and Income Fund.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both Growth and Income Fund and Focus Value+Growth Fund, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and require (or, in the case of Growth and Income Fund, permit) notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may (or, in the case of Growth and Income Fund, shall) be covered by insurance that the Trustees consider necessary or appropriate.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

Investment Trust (or any series or class thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of Investment Trust or the series or class outstanding and entitled to vote. Focus Value+Growth Fund (or any class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders entitled to vote more than 50% of the votes of Focus Value+Growth Fund or the class entitled to vote on the matter. The Declaration of Trust governing Growth and Income Fund may be amended by the vote of the holders of a majority of the shares of Investment Trust outstanding and entitled to vote or, where the Trustees determine that the amendment will not affect the holders of one or more series or classes, a vote of the holders of a majority of the shares of each affected series or class entitled to vote. The Declaration of Trust governing Growth and Income Fund may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or if they determine that such a change does not materially adversely affect the rights of shareholders. The Declaration of Trust governing Focus Value+Growth Fund may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of Focus Value+Growth Fund entitled to vote or, where the Trustees determine that the

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amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares of each affected series or class entitled to vote. The Declaration of Trust governing Focus Value+Growth Fund may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of Focus Value+Growth Fund or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Code and the regulations thereunder for obtaining the most favorable treatment thereunder available to regulated investment companies.”

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing Growth and Income Fund provides expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of Investment Trust or any series or class thereof or the shareholders. In addition, the Declaration of Trust governing Growth and Income Fund expressly provides that shareholders have the power to vote with respect to incorporation of Investment Trust or any series thereof. Trustees of Investment Trust, except for those appointed by the standing Trustees to fill existing vacancies, are to be elected by the shareholders of Investment Trust holding a plurality of the shares voting at a meeting of shareholders. In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office are required to call a shareholders’ meeting for the election of Trustees. Any Trustee of Investment Trust may be removed with cause by action of two-thirds of the remaining Trustees. Any Trustee of Investment Trust may also be removed at a meeting of shareholders by vote of two-thirds of the outstanding shares of Investment Trust. Except as required by the 1940 Act or as described above, the Trustees of Focus Value+Growth Fund need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of Focus Value+Growth Fund may be removed for cause by written instrument signed by a majority of the Trustees, or with or without cause by vote of or written consent executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of Investment Trust is the presence in person or by proxy of the holders of one-third of the outstanding shares of Investment Trust. Quorum for a shareholder meeting of Focus Value+Growth Fund is the presence in person or by proxy of the shareholders entitled to vote at least 30% of the votes of Focus Value+Growth Fund or each class entitled to be cast at the meeting.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Focus Value+Growth Fund and Growth and Income Fund. It is qualified in its entirety by reference to the charter documents themselves.

IV. Information About the Proposed Merger

General.    The shareholders of Focus Value+Growth Fund are being asked to approve a merger between Focus Value+Growth Fund and Growth and Income Fund

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pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Focus Value+Growth Fund to Growth and Income Fund in exchange for the assumption by Growth and Income Fund of all of the liabilities of Focus Value+Growth Fund and for the issuance and delivery to Focus Value+Growth Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Growth and Income Fund.

After receipt of the Merger Shares, Focus Value+Growth Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Focus Value+Growth Fund, and the legal existence of Focus Value+Growth Fund will be terminated. Each shareholder of Focus Value+Growth Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s Focus Value+Growth Fund shares.

Prior to the date of the merger, Focus Value+Growth Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Growth and Income Fund and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of the Focus Value+Growth Fund occurring prior to the merger above that which they would have received absent the merger. [DeIM has represented that as of [recent date], Focus Value+Growth Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Growth and Income Fund.]

The Trustees of Focus Value+Growth Fund have voted to approve the Agreement and the proposed merger and to recommend that shareholders of Focus Value+Growth Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Focus Value+Growth Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of Investment Trust and of Focus Value+Growth Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the proposed merger with the Trustees of Focus Value+Growth Fund at a meeting held on February 13, 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

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•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Focus Value+Growth Fund who are not “interested persons” of the Fund (as defined by the 1940 Act) (“Disinterested Trustees”), conducted a thorough review of the potential implications of the merger on Focus Value+Growth Fund’s shareholders as well as the various other funds for which they serve as trustee or director. The Disinterested Trustees were assisted in this review by their independent legal counsel. Following the February 13, 2004 meeting, the Disinterested Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Disinterested Trustees requested and received substantial additional information and negotiated changes to DeAM’s initial proposal.

Following the conclusion of this process, the Board of Trustees of Focus Value+Growth Fund, the Disinterested Trustees (or disinterested directors) of other funds involved and DeAM reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, when required, agreed to submit elements of the plan for approval to shareholders of those funds.

On November 17, 2004, the Trustees of Focus Value+Growth Fund, including all Disinterested Trustees, approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by Focus Value+Growth Fund’s shareholders.

In determining to recommend that the shareholders of Focus Value+Growth Fund approve the merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratios of Focus Value+Growth Fund and the estimated operating expense ratios of the combined fund, and between the estimated operating expense ratios of the combined fund and other mutual funds with similar investment objectives, and in particular noted that the estimated operating expense ratio of each class of the combined fund is [lower] than that of the corresponding class of Focus Value+Growth Fund currently;

•	That DeAM agreed to cap the combined fund’s operating expense ratios for approximately a three-year period at levels below Focus Value+Growth Fund’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	The compatibility of Focus Value+Growth Fund’s and Growth and Income Fund’s investment objectives, policies, restrictions and portfolios;

•	That service features available to shareholders of Focus Value+Growth Fund and Growth and Income Fund were substantially similar on a class-level basis;

•	That the costs of the merger would be borne by DeAM;

•	Prospects for the combined fund to attract additional assets;

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•	The tax consequences of the merger on Focus Value+Growth Fund and its shareholders, including, in particular, that the merger would be a tax-free reorganization for federal income tax purposes;

•	The investment performance of Focus Value+Growth Fund and Growth and Income Fund;

•	That DeIM has agreed to indemnify Growth and Income Fund against certain liabilities Growth and Income Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Growth and Income Fund (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote; and

•	That, in conjunction with the merger, DeIM has agreed to indemnify the Disinterested Trustees of Focus Value+Growth Fund against certain liabilities that such Disinterested Trustees may incur by reason of having served as a Trustee of Focus Value+Growth Fund.

The Trustees also gave consideration to possible economies of scale that might be realized from the merger. The Trustees considered the impact of the merger on the total expenses to be borne by shareholders of Focus Value+Growth Fund. The Trustees also considered that the merger would permit the shareholders of Focus Value+Growth Fund to pursue similar investment goals in a significantly larger fund.

[The Trustees also considered the potential tax consequences to shareholders as a result of differences in the Funds’ realized or unrealized capital gains or losses and capital loss carryforwards. Although the merger will be achieved on a federally tax-free basis (see “Federal Income Tax Consequences”), there are differences in the Funds’ unrealized gains or losses, tax loss carryforwards and portfolio turnover rates that may affect the timing and amount of any future capital gain distributions paid to shareholders.]

	8/31/04 Unrealized Gain (Loss)	8/31/04 Unrealized Gain (Loss) as % of 8/31/04 Net Assets	8/31/04 Loss Carryforwards	8/31/04 Loss Carryforwards as % of 8/31/04 Net Assets	8/31/04 Portfolio Turnover Rate
Focus Value+Growth Fund	$6,253,591	7.6019%	$24,070,475	29.2603%	[	]%
Growth and Income Fund	$717,335,874	14.5758%	$372,874,480	7.5766%	[	]%

[As of August 31, 2004, the amount of Focus Value+Growth Fund’s unrealized gain was less than its capital loss carryforward. Consequently, there is likely to be no potential tax liability transfer to the shareholders of Focus Value+Growth Fund as a result of the merger. Because both Funds have unrealized gains, however, none of their respective capital loss carryforwards can generally be used to offset the unrealized gain of the other Fund when recognized by the combined fund for the five-year period beginning on the date of the consummation of the merger. Net capital losses of

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regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time. As a result, it is possible that some or all of each Fund’s capital loss carryforward will expire unused. After the merger, the ability of the combined fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the source and existence of capital gains against which these losses may be offset.]

[The Board of Trustees considered the possibility that shareholders of Focus Value+Growth Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryforwards (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences discussed above may have on them.]

Based on all of the foregoing, the Trustees concluded that Focus Value+Growth Fund’s participation in the merger would be in the best interests of Focus Value+Growth Fund and would not dilute the interests of Focus Value+Growth Fund’s existing shareholders. The Trustees of Focus Value+Growth Fund, including the Disinterested Trustees, recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Growth and Income Fund will acquire all of the assets of Focus Value+Growth Fund solely in exchange for the assumption by Growth and Income Fund of all liabilities of Focus Value+Growth Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger ([4:00 p.m.] Eastern time on April 29, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Focus Value+Growth Fund will transfer all of its assets to Growth and Income Fund, and in exchange, Growth and Income Fund will assume all liabilities of Focus Value+Growth Fund and deliver to Focus Value+Growth Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Focus Value+Growth Fund attributable to shares of the corresponding class of Focus Value+Growth Fund, less the value of the liabilities of Focus Value+Growth Fund assumed by Growth and Income Fund attributable to shares of such class of Focus Value+Growth Fund. Immediately following the transfer of assets on the Exchange Date, Focus Value+Growth Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Focus Value+Growth Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Focus Value+Growth Fund. As a result of the proposed merger, each shareholder of Focus Value+Growth Fund will receive a number of Merger Shares of each class equal in aggregate value as of the

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Valuation Time to the value of the Focus Value+Growth Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Growth and Income Fund in the name of such Focus Value+Growth Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of Focus Value+Growth Fund and the Trustees of Investment Trust have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Growth and Income Fund and Focus Value+Growth Fund, (ii) by either party if the merger shall not be consummated by [closing deadline] or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Focus Value+Growth Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Focus Value+Growth Fund are added to the portfolio of Growth and Income Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Growth and Income Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $[            ]. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Focus Value+Growth Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A, Class B and Class C shares of Growth and Income Fund. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Focus Value+Growth Fund. Your Merger Shares will be treated as having been purchased on the date you purchased your Focus Value+Growth Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Growth and Income Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Growth and Income Fund could, under certain circumstances, be held personally liable for the obligations of Growth and Income Fund. However, Growth and Income Fund’s Declaration of Trust disclaims shareholder liability for the acts or obligations of Growth and Income Fund and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of Growth and Income Fund. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Growth and Income Fund.

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Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	the acquisition by Growth and Income Fund of all of the assets of Focus Value+Growth Fund solely in exchange for Merger Shares and the assumption by Growth and Income Fund of all of the liabilities of Focus Value+Growth Fund, followed by the distribution by Focus Value+Growth Fund to its shareholders of Merger Shares in complete liquidation of Focus Value+Growth Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Focus Value+Growth Fund and Growth and Income Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, Focus Value+Growth Fund will not recognize gain or loss upon the transfer of Focus Value+Growth Fund’s assets to Growth and Income Fund in exchange for Merger Shares and the assumption of the Focus Value+Growth Fund liabilities by Growth and Income Fund, and Focus Value+Growth Fund will not recognize gain or loss upon the distribution to Focus Value+Growth Fund’s shareholders of the Merger Shares in liquidation of Focus Value+Growth Fund;

•	under Section 354 of the Code, shareholders of Focus Value+Growth Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Focus Value+Growth Fund shares;

•	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Focus Value+Growth Fund will be the same as the aggregate basis of Focus Value+Growth Fund shares exchanged therefor;

•	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Focus Value+Growth Fund shareholder will include the holding periods of Focus Value+Growth Fund shares exchanged therefor, provided that the Focus Value+Growth Fund shareholder held the Focus Value+Growth Fund shares at the time of the reorganization as a capital asset;

•	under Section 1032 of the Code, Growth and Income Fund will not recognize gain or loss upon the receipt of assets of Focus Value+Growth Fund in exchange for Merger Shares and the assumption by Growth and Income Fund of all of the liabilities of Focus Value+Growth Fund;

•	under Section 362(b) of the Code, the basis of the assets of Focus Value+Growth Fund transferred to Growth and Income Fund in the reorganization will be the same in the hands of Growth and Income Fund as the basis of such assets in the hands of Focus Value+Growth Fund immediately prior to the transfer; and

•	under Section 1223(2) of the Code, the holding periods of the assets of Focus Value+Growth Fund transferred to Growth and Income Fund in the reorganization in the hands of Growth and Income Fund will include the periods during which such assets were held by Focus Value+Growth Fund.

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[Growth and Income Fund’s ability to carry forward the pre-merger losses of Focus Value+Growth Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on August 31, 2004, approximately [    ]% of Focus Value+Growth Fund’s net losses, which equaled approximately [    ]% of its net asset value at that time, would have become permanently unavailable for use by Growth and Income Fund by reason of the merger. In addition, as a result of the merger, the benefit of the available pre-merger losses of Focus Value+Growth Fund may well be spread over a larger asset base than would have been the case absent the merger.]

[As a result of the reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of Focus Value+Growth Fund following the merger, former shareholders of Focus Value+Growth Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such merger did not occur.]

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

The portfolio turnover rate for Growth and Income Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended September 30, 2004 was 26%. The portfolio turnover rate for Focus Value+Growth Fund for the fiscal year ended November 30, 2004 was 70%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Focus Value+Growth Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Growth and Income Fund intends to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax, and to make additional distributions as necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If the Agreement is approved by Focus Value+Growth Fund’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

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Capitalization.    The following table shows the unaudited capitalization of each Fund as of January 31, 2005 and of Growth and Income Fund on a pro forma unaudited combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Focus Value+Growth Fund			Growth and Income Fund			Pro Forma Adjustments			Growth and Income Fund—Pro Forma Combined
Net Assets
Class A Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class B Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class C Shares	$	[	]	$	[	]	$	[	]	$	[	]
Institutional Class Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class AARP Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class S Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class R Shares	$	[	]	$	[	]	$	[	]	$	[	]

Total Net Assets	$	[	]	$	[	]	$	[	]	$	[	]

Shares Outstanding
Class A Shares		[	]		[	]		[	]		[	]
Class B Shares		[	]		[	]		[	]		[	]
Class C Shares		[	]		[	]		[	]		[	]
Institutional Class Shares		[	]		[	]		[	]		[	]
Class AARP Shares		[	]		[	]		[	]		[	]
Class S Shares		[	]		[	]		[	]		[	]
Class R Shares		[	]		[	]		[	]		[	]
Net Asset Value Per Share
Class A Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class B Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class C Shares	$	[	]	$	[	]	$	[	]	$	[	]
Institutional Class Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class AARP Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class S Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class R Shares	$	[	]	$	[	]	$	[	]	$	[	]

(1)	Assumes the merger had been consummated on January 31, 2005, and is for information purposes only. No assurance can be given as to how many shares of Growth and Income Fund will be received by the shareholders of Focus Value+Growth Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Growth and Income Fund that actually will be received on or after such date.

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The Trustees of Focus Value+Growth Fund, including the Disinterested Trustees, recommend approval of the merger.

V. Information About Voting and the Shareholder Special Meeting

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Focus Value+Growth Fund with and into Growth and Income Fund and the solicitation of proxies by and on behalf of the Trustees of Focus Value+Growth Fund for use at the Special Meeting of Focus Value+Growth Fund Shareholders (the “Meeting”). The Meeting is to be held April 22, 2005 at [9:00 a.m.] Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about [mailing date].

As of [record date], Focus Value+Growth Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	[ ]
Class B	[ ]
Class C	[ ]

Only shareholders of record on [record date] will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of Focus Value+Growth Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Focus Value+Growth Fund’s shareholders by the Fund’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Focus Value+Growth Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Focus Value+Growth Fund at the close of business on [record date] (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of Focus Value+Growth Fund outstanding at the close of

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business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Focus Value+Growth Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of [record date], the officers and Trustees of Focus Value+Growth Fund and of Investment Trust, each as a group, beneficially owned [less than 1%] of the outstanding shares of Focus Value+Growth Fund and Growth and Income Fund, respectively. To the best of the knowledge of Focus Value+Growth Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Focus Value+Growth Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

To the best of the knowledge of Growth and Income Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Growth and Income Fund as of [record date]:

Class	Shareholder Name and Address	Percentage Owned

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Growth and Income Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

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All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $[            ]. As the Meeting date approaches, certain shareholders of Focus Value+Growth Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of Focus Value+Growth Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Focus Value+Growth Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

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Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Focus Value+Growth Fund at 222 South Riverside Plaza, Chicago, IL 60606, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2005, by and among Investment Trust (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Growth and Income Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Focus Value+Growth Fund (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a Massachusetts business trust; and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Trust to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Trust and the distribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Trust in complete liquidation of the Acquired Trust as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Trust to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Trust Liabilities and the Liquidation of the Acquired Trust

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust agrees to transfer to the Acquiring Fund all of the Acquired Trust’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Trust that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Trust’s assets net of any liabilities of the Acquired Trust with respect to the Class A, Class B and Class C shares of the Acquired Trust, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Trust, including, but not limited to, any deferred compensation to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Trust shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2    The assets of the Acquired Trust to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Trust and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Trust prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Trust’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Trust immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Trust will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Trust will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Trust will distribute to the Acquired Trust’s shareholders of record with respect to each class of its shares (the “Acquired Trust Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Trust pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Trust by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Trust on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Trust Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Trust Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Trust shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Trust will simultaneously be cancelled on the books of the Acquired Trust, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Trust will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Trust including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Trust.

1.8    All books and records of the Acquired Trust, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets and the liabilities of the Acquired Trust shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Trust.

2.2    The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B or Class C Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A, Class B and/or Class C shares, as applicable, shall be equal to the net asset value of one Class S share of the Acquiring Fund.

2.3    The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B and Class C shares of the Acquired Trust, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be May 2, 2005, or such later date as the parties may agree in writing (the “Closing Date”).

All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Trust shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Trust, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Trust’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Trust to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Trust as of the Closing Date by the Acquired Trust for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Trust’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Trust shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    State Street (or its designee), as transfer agent (or subtransfer agent) for the Acquired Trust, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Trust Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Trust shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Trust or provide evidence satisfactory to the Acquired Trust that such Acquiring Fund Shares have been credited to the Acquired Trust’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Trust shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Trust is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Trust shall include all of the Acquired Trust’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute,

accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1    The Acquired Trust, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Trust, to carry out the Agreement. The Acquired Trust is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust. The Acquired Trust has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Trust;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Trust of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Trust;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Trust at and for the fiscal year ended September 30, 2003, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Trust as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Trust required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since September 30, 2003, there has not been any material adverse change in the Acquired Trust’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Trust of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Trust due to declines in market values of securities in the Acquired Trust’s portfolio, the discharge of Acquired Trust liabilities, or the redemption of Acquired Trust shares by Acquired Trust Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Trust required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Trust has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Trust (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Trust shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Trust), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Trust shares, nor is there outstanding any security convertible into any of the Acquired Trust shares;

  (k)    At the Closing Date, the Acquired Trust will have good and marketable title to the Acquired Trust’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Trust Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectus and statement of additional information of the Acquired Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Trust, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Trust as follows:

  (a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended September 30, 2003, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Trust) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since September 30, 2003, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Trust. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Trust, for the account of the Acquired Trust Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under

Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Trust has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Trust for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Trust

5.1    The Acquiring Fund and the Acquired Trust each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Trust and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Trust and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Trust.

5.2    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records necessary to maintain current knowledge of the Acquired Trust and to ensure that the representations and warranties made by the Acquired Trust are accurate.

5.3    The Acquired Trust covenants to call a meeting of the Acquired Trust Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [meeting deadline], 2005.

5.4    The Acquired Trust covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Trust covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Trust shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Trust will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Trust Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Trust covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Trust may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Trust title to and possession of all Acquiring Fund shares to be transferred to the Acquired Trust pursuant to this Agreement and (ii) assume the liabilities from the Acquired Trust.

5.11    As soon as reasonably practicable after the Closing, the Acquired Trust shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Trust shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of Investment Trust, the Acquiring Fund or the Acquired Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, Investment Trust, the Acquiring Fund and the Acquired Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Trust will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Trust that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Trust agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Trust

The obligations of the Acquired Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Trust, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Trust on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Trust shall reasonably request.

6.3    The Acquired Trust shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Trust has been formed and is legally existing as a business trust;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B and Class C shares of the Acquiring Fund to 0.79%, 0.97% and 0.92%, respectively, excluding 12b-1 plans and certain other expenses, for the period commencing May 2, 2005 and ending February 1, 2008, in a form reasonably satisfactory to the Acquired Trust.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Trust or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Trust which the Acquired Trust reasonably believes might result in such litigation.

7.2    The Acquired Trust shall have delivered to the Acquiring Fund a statement of the Acquired Trust’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been formed and is an existing business trust;

  (b)    the Acquired Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, and constitutes a valid and legally binding obligation of the Acquired Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Trust’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Trust under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Trust’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Trust

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Trust or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired

Trust in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Trust may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Trust, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Trust, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Trust solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Trust, followed by the distribution by Acquired Trust to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Trust will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Trust will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Trust liabilities by Acquiring Fund, and Acquired Trust will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Trust; (iii) under Section 354 of the Code, shareholders of Acquired Trust will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Trust shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Trust will be the same as the aggregate basis of Acquired Trust shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Trust shareholder will include the holding period of Acquired Trust shares exchanged therefor, provided that the Acquired Trust shareholder held the Acquired Trust shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Trust in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Trust; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Trust transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Trust immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Trust transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Trust. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Trust may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Trust and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Trust agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Trust in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [closing deadline], 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Trust and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Trust Shareholders called by the Acquired Trust pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Trust Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Trust, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Trust or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Trust and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	INVESTMENT TRUST, on behalf of Scudder Growth and Income Fund

Secretary	By: Its:

Attest:	SCUDDER FOCUS VALUE+GROWTH FUND

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Georgeson Shareholder, at (888) 288-5518.

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YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD
SCUDDER FOCUS VALUE+GROWTH FUND
PO Box 18011	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
Hauppauge, NY 11788-8811	345 Park Avenue, 27th Floor, New York, New York 10154 9:00 a.m., Eastern time, on April 22, 2005

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	[ ]
[ ]

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Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ■

VOTE ON PROPOSAL 1:
		FOR	AGAINST	ABSTAIN
1.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Focus Value+Growth Fund to Scudder Growth and Income Fund, in exchange for shares of Scudder Growth and Income Fund and the assumption by Scudder Growth and Income Fund of all of the liabilities of Scudder Focus Value+Growth Fund and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Scudder Focus Value+Growth Fund in complete liquidation of Scudder Focus Value+Growth Fund.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

[        ]

[        ]

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT TRUST

SCUDDER GROWTH AND INCOME FUND

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated [effective date], 2005 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of Scudder Focus Value+Growth Fund (“Focus Value+Growth Fund”) to be held on April 22, 2005. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Scudder Growth and Income Fund (“Growth and Income Fund”) is contained in the statement of additional information, dated February 1, 2005, as supplemented from time to time, for Class A, Class B and Class C shares of Growth and Income Fund, a copy of which is attached to this Merger SAI as Appendix A. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Growth and Income Fund contained in the Annual Report to Shareholders for the fiscal year ended September 30, 2004 are incorporated herein by reference.

Further information about Focus Value+Growth Fund is contained in the statement of additional information, dated March 1, [2005], as supplemented from time to time, for Class A, Class B and Class C shares of Focus Value+Growth Fund and is incorporated herein by reference. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Focus Value+Growth Fund contained in the Annual Report to Shareholders for the fiscal year ended November 30, 2004 are incorporated herein by reference.

The date of this Merger SAI is [effective date], 2005.

APPENDIX A	A-1

APPENDIX A

Statement of Additional Information, dated February 1, 2005, as supplemented from time to time, for Class A, Class B and Class C shares of Growth and Income Fund [to be filed by amendment]

A-1

[Scudder Investments logo]

Scudder Growth and Income Fund

Annual Report to Shareholders

September 30, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

Returns for all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares and prior to its inception on November 3, 2003 for Class R shares are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04

Scudder Growth and Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	11.44%	2.23%	-2.69%	6.34%
Class B	10.50%	1.40%	-3.36%	5.56%
Class C	10.56%	1.40%	-3.35%	5.57%
Class R	11.28%	2.02%	-2.80%	6.16%
S&P 500 Index+	13.87%	4.05%	-1.31%	11.08%

Scudder Growth and Income Fund	1-Year	Life of Class*
Institutional Class	11.98%	7.50%
S&P 500 Index+	13.87%	11.83%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

4

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐	Scudder Growth and Income Fund - Class A

☐	S&P 500 Index+

Yearly periods ended September 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04

Scudder Growth and Income Fund

		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000 Average annual total return	$10,504 5.04%	$10,070 .23%	$8,224 -3.83%	$17,436 5.72%
Class B	Growth of $10,000 Average annual total return	$10,750 7.50%	$10,227 .75%	$8,353 -3.53%	$17,171 5.56%
Class C	Growth of $10,000 Average annual total return	$11,056 10.56%	$10,427 1.40%	$8,433 -3.35%	$17,198 5.57%
Class R	Growth of $10,000 Average annual total return	$11,128 11.28%	$10,617 2.02%	$8,677 -2.80%	$18,181 6.16%
S&P 500 Index+	Growth of $10,000 Average annual total return	$11,387 13.87%	$11,263 4.05%	$9,363 -1.31%	$28,612 11.08%

The growth of $10,000 is cumulative.

+	The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 9/30/04

Scudder Growth and Income Fund

		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000 Average annual total return	$1,119,800 11.98%	$1,165,300 7.50%
S&P 500 Index+	Growth of $1,000,000 Average annual total return	$1,138,700 13.87%	$1,262,600 11.83%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

*	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
+	The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value:
9/30/04	$20.05	$19.78	$19.78	$20.17	$20.18
11/03/03 (commencement of operations for Class R)	—	—	—	$19.22	—
9/30/03	$18.04	$17.90	$17.89	—	$18.15
Distribution Information:
Twelve Months: Income Dividends as of 9/30/04	$.05	$—	$—	$.02	$.14

Class A Lipper Rankings - Large-Cap Core Funds Category as of 9/30/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	396	of	953	42
3-Year	355	of	794	45
5-Year	341	of	607	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

5

Class AARP and Class S

Class AARP has been created especially for members of AARP.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product’s most recent month-end performance.

Returns and rankings for all periods shown reflect a fee and/or expense waiver. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on August 14, 2000 are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/04

Scudder Growth and Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	11.86%	2.54%	-2.30%	6.70%
Class AARP	11.91%	2.57%	-2.28%	6.71%
S&P 500 Index +	13.87%	4.05%	-1.31%	11.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
9/30/04	$20.20	$20.17
9/30/03	$18.15	$18.13
Distribution Information:
Twelve Months:
Income Dividends as of 9/30/04	$.11	$.11

Class S Lipper Rankings - Large-Cap Core Funds Category as of 9/30/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	341	of	953	36
3-Year	315	of	794	40
5-Year	307	of	607	51
10-Year	192	of	217	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total rankings with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

6

Growth of an Assumed $10,000 Investment

☐	Scudder Growth and Income Fund - Class S

☐	S&P 500 Index+

Yearly periods ended September 30

Comparative Results as of 9/30/04

Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000 Average annual total return	$11,186 11.86%	$10,782 2.54%	$8,903 -2.30%	$19,135 6.70%
Class AARP	Growth of $10,000 Average annual total return	$11,191 11.91%	$10,792 2.57%	$8,909 -2.28%	$19,150 6.71%
S&P 500 Index +	Growth of $10,000 Average annual total return	$11,387 13.87%	$11,263 4.05%	$9,363 -1.31%	$28,612 11.08%

The growth of $10,000 is cumulative.

+	The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and C shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund’s expenses in two ways:

•	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

•	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment

for the six months ended September 30, 2004

Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP		Class S		Institutional Class
Beginning Account Value 4/1/04	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00		$1,000.00		$1,000.00
Ending Account Value 9/30/04	$991.10	$987.00	$987.00	$989.30	$993.60		$993.60		$993.50
Expenses Paid per $1,000*	$5.18	$9.74	$9.73	$7.24	$2.95	**	$2.71	**	$2.83

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP		Class S		Institutional Class
Beginning Account Value 4/1/04	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00		$1,000.00		$1,000.00
Ending Account Value 9/30/04	$1,019.86	$1,015.26	$1,015.27	$1,017.79	$1,022.10		$1,022.35		$1,022.23
Expenses Paid per $1,000*	$5.26	$9.88	$9.87	$7.35	$3.00	**	$2.75	**	$2.87

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios+	Class A	Class B	Class C	Class R	Class AARP**	Class S**	Institutional Class
Scudder Growth and Income Fund	1.04%	1.96%	1.95%	1.45%	0.62%	0.63%	0.57%

+	The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.
**	The expense ratio includes a one-time adjustment. Without the effect of this adjustment the annualized expense ratio would have been 0.65% and 0.71% for Class AARP and Class S, respectively. For a $10,000 investment, the expenses paid based on the actual fund return would have been $3.24 and $3.53 for Class AARP and Class S, respectively, and the expenses paid based on the hypothetical 5% fund return would have been $3.29 and $3.58 for Class AARP and Class S, respectively.

For more information, please refer to the Fund’s prospectus.

7

Portfolio Management Review

Scudder Growth and Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Growth and Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gregory S. Adams, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management and the fund in 1999.

•	Over 17 years of investment industry experience.

•	Previously managed Chase Vista Growth & Income Fund, Chase Vista Large Cap Equity Fund, Chase Vista Balanced Fund and other equity portfolios for Chase Asset Management.

Andrew Brudenell, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1997 and the fund in 2002.

•	Portfolio Manager for US Large Cap Core Equity: New York.

•	MS, London School of Economics.

8

In the following interview, Lead Portfolio Manager Gregory S. Adams addresses the economy, the management team’s approach and the resulting performance of Scudder Growth and Income Fund for the 12-month period October 1, 2003 through September 30, 2004.

Q: How would you characterize the market environment during the period?

A: Economic and political concerns figured prominently in the minds of investors. The period began with reports of robust corporate earnings and a pickup in the economy that sent the stock market higher. Early optimism regarding economic recovery, however, faded in the face of decelerating growth, sluggish employment and rising energy costs. After having climbed briskly for several quarters, the stock market reversed at the onset of the new year.

Renewed terrorism fears, the ongoing conflict in Iraq and a tight presidential campaign further challenged investor sentiment and led to the first significant correction in the US stock market in March. The stock market continued to seesaw throughout the second and third quarters, as good news about corporate earnings was offset by geopolitical tensions and energy prices that approached historical highs. Throughout the period, investors moved frequently into and back out of stocks within many areas of the market. This inhibited the overall stock market from sustaining significant negative or positive returns for any length of time.

Q: How did the fund perform during the period?

A: Scudder Growth and Income Fund Class A shares (unadjusted for sales charges, which, if included, would have reduced results) posted a total return of 11.44% for the year ended September 30, 2004. This fund offers several share classes. Please see pages 3 through 7 for more complete performance information. The fund exceeded the 10.19% average total return of its peers in the Large-Cap Core Funds category, as tracked by Lipper Inc. for the same period.1 It trailed, however, the 13.87% total return of its benchmark, the Standard & Poor’s 500 index (S&P 500 index), for the period.2

[1]	Large-Cap Core Funds are those that, by portfolio practice, invest at least 75% of their stock assets in companies with market capitalizations (on a 3-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Core funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and 3-year earnings growth figure that compares to the US diversified large-cap funds universe averages.
[2]	The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

9

Although the fund performed reasonably well against its peers, our goal is, of course, to beat the benchmark S&P 500 index as well. Beating the benchmark has been especially difficult over the past 12 to 18 months, given the market’s preference for smaller-capitalization stocks. More sensitive to incremental economic improvement, smaller-cap stocks are generally favored during a time of economic recovery. Scudder Growth and Income Fund, like its peers in the Large-Cap Core Funds category, focuses exclusively on large cap stocks. While strong stock selection among the smaller names shared by the fund and the S&P 500 index helped stem losses relative to the benchmark, the fund’s lack of exposure to the smallest stocks held in the index cost the fund in the end.

Q: Which stocks or industry sectors contributed most to fund performance during the period?

A: The health care, telecommunications services and consumer staples industries were the strongest contributors to fund performance during the period.

•	Strong stock selection within health care - the second-worst-performing sector of the benchmark - yielded robust returns among individual holdings. Guidant Corp., which manufactures and markets products and services that focus on coronary care, saw an increase in sales of its implantable defibrillator system and achieved positive results in a test of its new drug-coated arterial stents. Pharmaceutical services provider Caremark Rx Inc. also continued to generate robust earnings and enhance its business performance. New customer contracts and the March 2004 acquisition of rival AdvancePCS, a health improvement company, fueled revenue growth.

The fund’s slightly underweight position (meaning that the portfolio held proportionately fewer assets relative to the benchmark index) in the health care sector protected the fund somewhat from the especially poor performance of pharmaceutical companies during the period. Importantly, the fund did not hold pharmaceutical manufacturer Merck & Co. Inc., which is a significant component of the benchmark index. In September 2004, the company pulled its popular anti-inflammatory drug Vioxx from pharmacy shelves. The stock plummeted on this news.

•	Astute stock selection within the telecommunications services subsector resulted in the fairly strong performance of the portfolio’s telecommunications holdings. The vast majority of gains were derived from AT&T Wireless Services, Inc. The portfolio’s best performer overall for the period, AT&T Wireless advanced sharply after the February announcement of its takeover by Cingular Wireless LLC. Verizon Communications, Inc., a regional telephone service provider, also logged robust gains. The company benefited from the strength of its domestic wireless products and services division and, in our opinion, adept company management.

•	Avon Products, Inc., a manufacturer and marketer of beauty products, led performance among consumer staples stocks. During the period, the world’s largest seller of cosmetics saw sales increases in every geographic region, most dramatically in Europe. The company’s earnings exceeded analyst estimates, and profit growth was robust.

10

Q: Which stocks or industry sectors detracted from performance?

A: Holdings in three industry sectors accounted for the majority of the fund’s underperformance relative to the benchmark: consumer discretionary, financials and technology.

•	Within the consumer discretionary sector, the fund held an overweight position (i.e., a proportionately greater share of assets relative to the benchmark) in media. We believed that, in light of the Olympic Games and the US presidential campaign, these stocks were poised to benefit from a recovery in advertising spending. We were both surprised and disappointed that ad sales did not pick up as expected. Media stocks across the board finished the period flat to down. The portfolio suffered a notable loss in Interpublic Group of Companies, Inc., which specializes in advertising, specialized marketing and communications services, and Viacom Inc., a company principally engaged in radio and television broadcasting as well as outdoor advertising.

•	The fund’s mix of financial stocks detracted when our initial hypotheses were not borne out. We were overweight capital markets (i.e., holding a greater position in investment banks and brokerages than the benchmark). This strategy had worked well in 2003. As we entered 2004, we believed that these stocks would continue to benefit from a recovering economy, reasonably robust financial markets and high levels of free cash (generally, the amount of money a company has left over after it has paid all its expenses) among US corporations. We believed that these high levels of free cash might lead to an increase in mergers and acquistions activity. Despite some pickup in 2004, though, such activity did not reach the levels we expected, and financial markets proved less robust. Morgan Stanley and Citigroup, Inc. were among those portfolio holdings that lagged financial stocks as well as the overall market.

The fund held a comparatively smaller stake than the benchmark in commercial banking stocks, which performed well. Most significantly, within this subsector the fund held a large stake in Bank of America Corp., which dipped sharply after it announced plans in October 2003 to acquire Fleet Boston at a substantial premium. Bank of America’s move to acquire Fleet Boston was one of several prominent mergers and acquisitions during the period. Many of the smaller, regional banks that the fund did not own rallied on speculation that they too may be takeover targets.

•	The fund’s overweight position (more than individual stock selection) relative to the index in technology stocks - the worst performing industry sector of the S&P 500 Index for the period - also caused the fund to lag. Among underperforming stocks, Veritas Software Corp., an independent supplier of storage and infrastructure software products and services, was among those software providers to feel the effects of widespread reduced IT (information technology) spending on behalf of corporations. The company failed to meet analysts’ earnings forecasts. As of the period’s end, the company’s price-to-earnings ratio (the most common measure of how expensive a stock is) suggested that the stock still offered good value, in our opinion. We believe that with proper execution, the company can rebound. Hewlett-Packard Co., a provider of IT infrastructure, personal computing and other technology solutions for consumers, businesses and institutions, also was set back. The situation was further complicated by management missteps with regard to the company’s 2003 merger with Compaq Computer Corporation and intermediate competitive pressures. We sold the stock from the fund in August.

11

Q: Do you have any closing comments for shareholders?

A: We continue to maintain a large position in stocks within industries that we believe are more likely to benefit from economic strength. Yet, our optimism for the near future is a bit tempered. We believe that in the near term, returns are likely to be muted. Recent market volatility, the continued threat of terrorism, still elevated energy costs and the upcoming presidential election are reasons for spreading risk. To do so, we have lightened our weightings in higher-risk sectors, such as technology and industrial stocks, although we remain modestly overweight relative to the benchmark in these sectors.

Rapidly rising energy costs have wreaked havoc on the economy and the markets, putting a crimp in corporate and consumer spending. Because we believe that energy prices are likely to remain elevated at least through the winter heating season, we have maintained an overweight position in energy. Achieving stability of energy prices will be of utmost importance to economic growth.

Finally, at the time of this writing, the race for the White House is nearing the finish line. The winner could have important implications for specific sectors, particularly health care. We are, therefore, positioned conservatively with regard to health care, but we continue to monitor opportunities, especially within pharmaceutical stocks, many of which are nearing historically low levels.

As stocks do well, we aim to lock in profits for shareholders and to redeploy those assets into stocks that our research determines to be undervalued but promising.

We are confident in the fund’s positioning and look forward to the challenges of generating strongly competitive results in the days ahead. As always, we thank our shareholders for their continued commitment to the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

12

Portfolio Summary September 30, 2004

Asset Allocation (Excludes Securities Lending Collateral)	9/30/04	9/30/03
Common Stocks	98%	99%
Cash Equivalents	2%	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	9/30/04	9/30/03
Financials	19%	19%
Information Technology	18%	20%
Health Care	13%	14%
Industrials	13%	13%
Consumer Discretionary	11%	13%
Energy	8%	5%
Consumer Staples	7%	8%
Utilities	4%	2%
Telecommunication Services	4%	4%
Materials	3%	2%

	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2004 (28.1% of Portfolio)

1. General Electric Co.	4.0%
Industrial conglomerate

2. Microsoft Corp.	3.8%
Developer of computer software

3. ExxonMobil Corp.	3.7%
Explorer and producer of oil and gas

4. Citigroup, Inc.	3.3%
Provider of diversified financial services

5. Pfizer, Inc.	2.9%
Manufacturer of prescription pharmaceuticals and non-prescription self-medications

6. Bank of America Corp.	2.2%
Provider of commercial banking services

7. Morgan Stanley	2.2%
Provider of investment banking and brokerage services

8. Johnson & Johnson	2.1%
Provider of health care products

9. United Technologies Corp.	2.0%
Manufacturer of aerospace equipment, climate control systems and elevators

10. Cisco Systems, Inc.	1.9%
Developer of computer network products

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

13

Investment Portfolio as of September 30, 2004

	Shares	Value ($)
Common Stocks 98.3%
Consumer Discretionary 10.4%
Media 5.0%
Comcast Corp. “A”*	1,868,300	52,162,936
Interpublic Group of Companies, Inc.* (d)	3,036,400	32,155,476
Time Warner, Inc.*	5,708,400	92,133,576
Viacom, Inc. “B”	2,010,400	67,469,024

		243,921,012

Multiline Retail 2.1%
Dollar General Corp.	1,627,200	32,788,080
Target Corp.	1,584,800	71,712,200

		104,500,280

Specialty Retail 3.3%
Sherwin-Williams Co.	919,300	40,412,428
Staples, Inc.	2,565,100	76,491,282
The Gap, Inc. (d)	2,492,900	46,617,230

		163,520,940

Consumer Staples 7.3%
Beverages 2.6%
Anheuser-Busch Companies, Inc.	566,400	28,291,680
Coca-Cola Co.	814,800	32,632,740
PepsiCo, Inc.	1,340,300	65,205,595

		126,130,015

Food & Drug Retailing 1.9%
Safeway, Inc.* (d)	1,379,800	26,643,938
Wal-Mart Stores, Inc.	1,269,300	67,526,760

		94,170,698

Food Products 1.1%
Dean Foods Co.*	583,350	17,512,167
Hershey Foods Corp. (d)	760,700	35,532,297

		53,044,464

Personal Products 1.7%
Avon Products, Inc.	1,854,400	81,000,192

Energy 8.1%
Energy Equipment & Services 1.0%
Baker Hughes, Inc.	1,078,900	47,169,508

Oil & Gas 7.1%
ChevronTexaco Corp.	1,255,550	67,347,702
Devon Energy Corp.	496,500	35,256,465
ExxonMobil Corp.	3,880,538	187,546,402
Total SA “B”* (d)	289,491	59,056,059

		349,206,628

Financials 19.1%
Banks 4.7%
Bank of America Corp.	2,564,400	111,115,452
US Bancorp.	1,366,000	39,477,400
Wachovia Corp.	1,729,400	81,195,330

		231,788,182

Capital Markets 3.6%
Lehman Brothers Holdings, Inc.	818,600	65,258,792
Morgan Stanley	2,222,700	109,579,110

		174,837,902

Diversified Financial Services 5.4%
Citigroup, Inc.	3,800,199	167,664,780
Fannie Mae	527,375	33,435,575
JPMorgan Chase & Co.	1,616,700	64,231,491

		265,331,846

Insurance 5.4%
AMBAC Financial Group, Inc.	546,200	43,668,690
American International Group, Inc.	1,320,150	89,756,998
Hartford Financial Services Group, Inc.	1,002,800	62,103,404
MetLife, Inc.	1,779,500	68,777,675

		264,306,767

Health Care 12.4%
Biotechnology 1.6%
Amgen, Inc.*	1,366,500	77,453,220

Health Care Equipment & Supplies 2.2%
Biomet, Inc.	1,334,800	62,575,424
Guidant Corp.	707,600	46,729,904

		109,305,328

Health Care Providers & Services 1.4%
Anthem, Inc.* (d)	323,500	28,225,375
Caremark Rx, Inc.*	1,294,300	41,508,201

		69,733,576

Pharmaceuticals 7.2%
Allergan, Inc.	577,500	41,897,625
Eli Lilly & Co.	547,600	32,883,380
Johnson & Johnson	1,862,700	104,925,891
Pfizer, Inc.	4,808,800	147,149,280
Wyeth	721,400	26,980,360

		353,836,536

Industrials 12.9%
Aerospace & Defense 3.6%
Honeywell International, Inc.	2,140,400	76,754,744
United Technologies Corp.	1,093,300	102,092,354

		178,847,098

Industrial Conglomerates 6.8%
3M Co.	777,100	62,144,687
General Electric Co.	6,007,700	201,738,566
Tyco International Ltd.	2,373,500	72,771,510

		336,654,763

Machinery 2.5%
Deere & Co.	794,400	51,278,520
Parker-Hannifin Corp.	1,234,500	72,662,670

		123,941,190

14

Information Technology 17.6%
Communications Equipment 2.9%
Cisco Systems, Inc.*	5,330,100	96,474,810
Motorola, Inc.	2,690,700	48,540,228

		145,015,038

Computers & Peripherals 4.1%
Dell, Inc.*	1,713,400	60,997,040
EMC Corp.*	5,245,700	60,535,378
International Business Machines Corp.	931,700	79,883,958

		201,416,376

Internet Software & Services 0.8%
Yahoo!, Inc.*	1,127,500	38,233,525

IT Consulting & Services 0.8%
Accenture Ltd. “A”*	1,441,300	38,987,165

Semiconductors & Semiconductor Equipment 2.2%
Altera Corp.*	1,490,600	29,171,042
Analog Devices, Inc.	812,400	31,504,872
Texas Instruments, Inc.	2,279,500	48,507,760

		109,183,674

Software 6.8%
Microsoft Corp.	6,964,100	192,557,365
Oracle Corp.*	5,880,600	66,333,168
Symantec Corp.*	849,500	46,620,560
VERITAS Software Corp.*	1,575,600	28,045,680

		333,556,773

Materials 3.5%
Chemicals 1.5%
E.I. du Pont de Nemours & Co.	700,800	29,994,240
Monsanto Co.*	1,241,400	45,211,788

		75,206,028

Metals & Mining 0.9%
Alcoa, Inc.	1,277,300	42,904,507

Paper & Forest Products 1.1%
Georgia-Pacific Corp.	1,479,400	53,184,430

Telecommunication Services 3.5%
Diversified Telecommunication Services 2.7%
ALLTEL Corp.	735,900	40,408,269
Sprint Corp.	1,218,500	24,528,405
Verizon Communications, Inc.	1,743,690	68,666,512

		133,603,186

Wireless Telecommunication Services 0.8%
AT&T Wireless Services, Inc.*	2,554,200	37,751,076

Utilities 3.5%

15

Electric Utilities
Entergy Corp.	696,500	42,214,865
Exelon Corp.	1,834,900	67,322,481
PG&E Corp.*	1,378,000	41,891,200
TXU Corp.	492,200	23,586,224
		175,014,770

Total Common Stocks (Cost $4,097,447,921)		4,832,756,693

Securities Lending Collateral 2.7%
Daily Assets Fund Institutional, 1.76% (c) (e) (Cost $133,263,975)	133,263,975	133,263,975

Cash Equivalent 2.0%
Scudder Cash Management QP Trust, 1.70% (b) (Cost $99,926,505)	99,926,505	99,926,505

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $4,330,638,401) (a)	103.0	5,065,947,173
Other Assets and Liabilities, Net	(3.0)	(148,431,921)
Net Assets	100.0	4,917,515,252

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $4,394,954,092. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $670,993,081. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $896,921,259 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $225,928,178.
(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2004 amounted to $128,490,692, which is 2.6% of net assets.
(e)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

16

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004

Assets
Investments:
Investments in securities, at value (cost $4,097,447,921) - including $128,490,692 of securities loaned	$4,832,756,693
Investment in Scudder Cash Management QP Trust (cost $99,926,505)	99,926,505
Investment in Daily Assets Fund Institutional (cost $133,263,975)	133,263,975
Total investments in securities, at value (cost $4,330,638,401)	5,065,947,173
Foreign currency, at value (cost $1,518,129)	1,564,085
Receivable for investments sold	4,638,718
Dividends receivable	2,946,856
Interest receivable	89,901
Receivable for Fund shares sold	910,770
Other assets	23,147

Total assets	5,076,120,650

Liabilities
Payable for investments purchased	5,641,687
Payable upon return of securities loaned	133,263,975
Payable for Fund shares redeemed	14,650,691
Accrued management fee	1,855,563
Other accrued expenses and payables	3,193,482
Total liabilities	158,605,398

Net assets, at value	$4,917,515,252

Net Assets
Net assets consist of:
Undistributed net investment income	9,117,204
Net unrealized appreciation (depreciation) on:
Investments	735,308,772
Foreign currency related transactions	45,946
Accumulated net realized gain (loss)	(434,110,269)
Paid-in capital	4,607,153,599

Net assets, at value	$4,917,515,252

The accompanying notes are an integral part of the financial statements.

17

Statement of Assets and Liabilities as of September 30, 2004 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($31,861,605 / 1,588,847 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.05
Maximum offering price per share (100 / 94.25 of $20.05)	$21.27
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,289,805 / 570,763 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.78
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,741,307 / 239,710 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.78
Class R
Net Asset Value, offering and redemption price per share ($433,404 / 21,488 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.17
Class AARP
Net Asset Value, offering and redemption price per share ($2,590,527,054 / 128,233,836 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.20
Class S
Net Asset Value, offering and redemption price per share ($2,240,492,053 / 111,069,852 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.17
Institutional Class
Net Asset Value, offering and redemption price per share ($38,170,024 / 1,891,177 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.18

The accompanying notes are an integral part of the financial statements.

18

Statement of Operations for the year ended September 30, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $380,672)	$74,139,114
Interest - Scudder Cash Management QP Trust	353,261
Securities lending income, including income from Daily Assets Fund Institutional	214,069

Total Income	74,706,444

Expenses:
Management fee	23,179,594
Administrative fee	11,025,721
Services to shareholders	4,968,870
Custodian and accounting fees	443,655
Distribution service fees	249,113
Auditing	47,397
Legal	34,953
Trustees’ fees and expenses	148,486
Reports to shareholders	228,567
Registration fees	19,323
Other	86,350
Total expenses, before expense reductions	40,432,029
Expense reductions	(2,771,167)

Total expenses, after expense reductions	37,660,862

Net investment income (loss)	37,045,582

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	263,043,480
Foreign currency related transactions	15,241

263,058,721

Net unrealized appreciation (depreciation) during period on:
Investments	276,320,241
Foreign currency related transactions	46,032
276,366,273

Net gain (loss) on investment transactions	539,424,994

Net increase (decrease) in net assets resulting from operations	$576,470,576

The accompanying notes are an integral part of the financial statements.

19

Statement of Changes in Net Assets

	Years Ended September 30,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$37,045,582	$31,771,357
Net realized gain (loss) on investment transactions	263,058,721	(272,361,035)
Net unrealized appreciation (depreciation) on investment transactions during the period	276,366,273	1,109,994,400
Net increase (decrease) in net assets resulting from operations	576,470,576	869,404,722
Distributions to shareholders from:
Net investment income:
Class A	(83,395)	(93,971)
Class R	(448)	—
Class AARP	(14,649,197)	(16,842,077)
Class S	(12,909,203)	(15,798,058)
Institutional Class	(301,376)	(150,987)
Fund share transactions:
Proceeds from shares sold	373,988,884	358,541,034
Reinvestment of distributions	25,246,926	29,709,517
Cost of shares redeemed	(910,863,403)	(931,620,070)
Net increase (decrease) in net assets from Fund share transactions	(511,627,593)	(543,369,519)
Increase (decrease) in net assets	36,899,364	293,150,110
Net assets at beginning of period	4,880,615,888	4,587,465,778

Net assets at end of period (including undistributed net investment income of $9,117,204 at September 30, 2004)	$4,917,515,252	$4,880,615,888

The accompanying notes are an integral part of the financial statements.

20

Financial Highlights

Class A

Years Ended September 30,	2004	2003	2002	2001	2000[a]		1999[b]
Selected Per Share Data
Net asset value, beginning of period	$18.04	$15.10	$18.99	$26.86	$26.65		$28.16

Income (loss) from investment operations:
Net investment income (loss)[c]	.07	.06	.09	.11	(.03)		.09
Net realized and unrealized gain (loss) on investment transactions	1.99	2.96	(3.90)	(6.31)	.46		(.76)

Total from investment operations	2.06	3.02	(3.81)	(6.20)	.43		(.67)

Less distributions from:
Net investment income	(.05)	(.08)	(.08)	(.11)	(.02)		(.22)
Net realized gains on investment transactions	—	—	—	(1.56)	(.20)		(.62)
Total distributions	(.05)	(.08)	(.08)	(1.67)	(.22)		(.84)

Net asset value, end of period	$20.05	$18.04	$15.10	$18.99	$26.86		$26.65

Total Return (%)[d]	11.44	20.01	(20.11)	(24.34)	1.62	**	(2.31)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	27	18	23	8		6
Ratio of expenses (%)	1.12	1.17	1.00 [e]	1.02	1.62	[f]*	1.34 *
Ratio of net investment income (loss) (%)	.33	.35	.45	.45	(.12	)*	.98 *
Portfolio turnover rate (%)	26	42	52	57	55	*	70

[a]	For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.
[b]	For the period from August 2, 1999 (commencement of operations of Class A shares) to December 31, 1999.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.01%.
[f]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.60%.
*	Annualized
**	Not annualized

21

Class B

Years Ended September 30,	2004	2003	2002		2001[a]
Selected Per Share Data
Net asset value, beginning of period	$17.90	$15.03	$18.96		$24.04

Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.07)	(.07)		(.06)
Net realized and unrealized gain (loss) on investment transactions	1.98	2.94	(3.86)		(5.00)

Total from investment operations	1.88	2.87	(3.93)		(5.06)

Less distributions from:
Net investment income	—	—	—		(.02)

Net asset value, end of period	$19.78	$17.90	$15.03		$18.96

Total Return (%)[c]	10.50 [d]	19.10	(20.73)		(21.03	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	12	10		13
Ratio of expenses before expense reductions (%)	1.99	1.94	1.8	1[e]	1.83	*
Ratio of expenses after expense reductions (%)	1.97	1.94	1.8	1[e]	1.83	*
Ratio of net investment income (loss) (%)	(.52)	(.42)	(.36)		(.39	)*
Portfolio turnover rate (%)	26	42	52		57

[a]	For the period from December 29, 2000 (commencement of operations of Class B shares) to September 30, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total returns would have been lower had certain expenses not been reduced.
[e]	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.83%.
*	Annualized
**	Not annualized

22

Class C

Years Ended September 30,	2004	2003	2002		2001[a]
Selected Per Share Data
Net asset value, beginning of period	$17.89	$15.03	$18.97		$24.04

Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.07)	(.07)		(.06)
Net realized and unrealized gain (loss) on investment transactions	1.99	2.93	(3.87)		(4.99)

Total from investment operations	1.89	2.86	(3.94)		(5.05)

Less distributions from:
Net investment income	—	—	—		(.02)

Net asset value, end of period	$19.78	$17.89	$15.03		$18.97

Total Return (%)c	10.56 [d]	19.03	(20.77)		(21.03	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	3		4
Ratio of expenses before expense reductions (%)	2.02	1.93	1.8	4[e]	1.80	*
Ratio of expenses after expense reductions (%)	1.96	1.93	1.8	4[e]	1.80	*
Ratio of net investment income (loss) (%)	(.51)	(.41)	(.39)		(.36	)*
Portfolio turnover rate (%)	26	42	52		57

[a]	For the period from December 29, 2000 (commencement of operations of Class C shares) to September 30, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total returns would have been lower had certain expenses not been reduced.
[e]	The ratio of operating expenses includes a one-time increase in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without this increase was 1.81%.
*	Annualized
**	Not annualized

23

Class R

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$19.22

Income (loss) from investment operations:
Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	.94

Total from investment operations	.97

Less distributions from:
Net investment income	(.02)

Net asset value, end of period	$20.17

Total Return (%)	5.06	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4
Ratio of expenses (%)	1.33	*
Ratio of net investment income (loss) (%)	.17	*
Portfolio turnover rate (%)	26

[a]	For the period November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

24

Class AARP

Years Ended September 30,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$18.15	$15.18	$19.08	$27.01	$27.09

Income (loss) from investment operations:
Net investment income (loss)[b]	.15	.13	.14	.17	.01
Net realized and unrealized gain (loss) on investment transactions	2.01	2.96	(3.91)	(6.36)	(.06)

Total from investment operations	2.16	3.09	(3.77)	(6.19)	(.05)

Less distributions from:
Net investment income	(.11)	(.12)	(.13)	(.18)	(.03)
Net realized gains on investment transactions	—	—	—	(1.56)	—
Total distributions	(.11)	(.12)	(.13)	(1.74)	(.03)

Net asset value, end of period	$20.20	$18.15	$15.18	$19.08	$27.01

Total Return (%)	11.91 [c]	20.40	(19.90)	(24.15)	(.18	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,591	2,518	2,338	3,416	5,353
Ratio of expenses before expense reductions (%)	.74	.80	.76	.76	.75	*
Ratio of expenses after expense reductions (%)	.70	.80	.76	.76	.75	*
Ratio of net investment income (loss) (%)	.75	.72	.69	.71	.04	**
Portfolio turnover rate (%)	26	42	52	57	55	*

[a]	For the period from August 14, 2000 (commencement of operations of Class AARP shares) to September 30, 2000.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

25

Class S

Years Ended September 30,	2004	2003	2002	2001	2000[a]		1999[b]
Selected Per Share Data
Net asset value, beginning of period	$18.13	$15.17	$19.08	$27.02	$26.69		$26.31

Income (loss) from investment operations:
Net investment income (loss)[c]	.14	.11	.14	.17	.13		.48
Net realized and unrealized gain (loss) on investment transactions	2.01	2.97	(3.92)	(6.36)	.51		1.11

Total from investment operations	2.15	3.08	(3.78)	(6.19)	.64		1.59

Less distributions from:
Net investment income	(.11)	(.12)	(.13)	(.19)	(.11)		(.51)
Net realized gains on investment transactions	—	—	—	(1.56)	(.20)		(.70)
Total distributions	(.11)	(.12)	(.13)	(1.75)	(.31)		(1.21)

Net asset value, end of period	$20.17	$18.13	$15.17	$19.08	$27.02		$26.69

Total Return (%)	11.86[d]	20.35	(19.91)	(24.14)	2.32	**	6.15

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,240	2,284	2,218	3,434	5,834		6,765
Ratio of expenses before expense reductions (%)	.83	.90	.76	.76	.86	[e]*	.80
Ratio of expenses after expense reductions (%)	.75	.90	.76	.76	.86	[e]*	.80
Ratio of net investment income (loss) (%)	.70	.62	.69	.71	.64	*	1.76
Portfolio turnover rate (%)	26	42	52	57	55	*	70

[a]	For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.
[b]	For the year ended December 31.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .84%.
*	Annualized
**	Not annualized

26

Institutional Class

Years Ended September 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$18.15	$15.17	$17.61

Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.13	.02
Net realized and unrealized gain (loss) on investment transactions	2.01	2.97	(2.42)

Total from investment operations	2.17	3.10	(2.40)

Less distributions from:
Net investment income	(.14)	(.12)	(.04)

Net asset value, end of period	$20.18	$18.15	$15.17

Total Return (%)	11.98	20.50	(13.64	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	35	.001
Ratio of expenses (%)	.65	.73	.73	*
Ratio of net investment income (loss) (%)	.80	.79	.95	*
Portfolio turnover rate (%)	26	42	52

[a]	For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to September 30, 2002.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

27

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Growth and Income Fund (the “Fund”) is a diversified series of Investment Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On November 3, 2003, the Fund commenced offering Class R shares which are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP are designed for members of AARP. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

28

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $369,800,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($69,900,000) and September 30, 2011 ($299,900,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2004, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$9,117,204
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(369,800,000)
Net unrealized appreciation (depreciation) on investments	$670,993,081

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2004	2003
Distributions from ordinary income*	$27,943,619	$32,885,093

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $1,310,202,167 and $1,870,842,527, respectively.

29

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $14,000,000,000 of the Fund’s average daily net assets, 0.425% of the next $2,000,000,000 of such net assets, 0.400% of the next $2,000,000,000 of such net assets and 0.385% of such net assets in excess of $18,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund’s average daily net assets.

For the year ended September 30, 2004, the Advisor has agreed to reimburse the Fund $24,739 for expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.50%, 0.52%, 0.51%, 0.36%, 0.49% and 0.275% of the average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive a portion of its Administrative Fee (through March 31, 2004), or all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.95%, 0.97%, 0.96%, 0.81%, 0.94% and 0.73%, of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.45%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees. This expense cap will remain in effect until September 30, 2005. In addition, the Advisor reimbursed expenses of $773,042 and $1,899,170 for Class AARP and S shares, respectively.

For the period from October 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$74,605	$—
Class B	35,071	—
Class C	12,419	—
Class AARP	4,891,446	67,910
Class S	5,957,442	—
Institutional Class	54,738	—

	$11,025,721	$67,910

30

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C, R and Institutional Class shares of the Fund. Scudder Service Corporation (“SSC”), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. (“DST”), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period from April 1, 2004 through September 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at September 30, 2004
Class A	$50,508	$—	$18,938
Class B	32,010	3,167	19,833
Class C	13,717	2,845	7,436
Class R	915	—	915
Class AARP	2,095,432	—	1,058,125
Class S	2,137,240	—	1,086,455
Institutional Class	14,656	—	5,605

	$4,344,478	$6,012	$2,197,307

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through September 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $340,831, all of which is unpaid at September 30, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets for Class R shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended September 30, 2004 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2004
Class B	$96,644	$3,903
Class C	36,025	2,129
Class R	652	177

	$133,321	$6,209

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2004	Effective Rate
Class A	$71,538		$14,404.23%
Class B	31,594		4,197.25%
Class C	12,008		1,917.25%
Class R	652		241.25%

	$115,792		$20,759

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2004 aggregated $16,268 and $90, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2004, the CDSC for Class B and C shares aggregated $39,849 and $268, respectively.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

31

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended September 30, 2004 pursuant to the Administrative Agreement, the Administrative Fee was reduced by $294 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	729,404	$14,506,946	827,961	$13,982,862
Class B	178,714	3,518,919	218,513	3,646,819
Class C	92,027	1,816,719	117,884	1,954,611
Class R*	23,708	484,645	—	—
Class AARP	5,443,269	109,157,852	5,881,631	101,491,067
Class S	11,635,111	235,578,803	10,432,687	175,239,641
Institutional Class	438,910	8,925,000	3,754,038	62,226,034

		$373,988,884		$358,541,034

Shares issued to shareholders in reinvestment of distributions
Class A	3,973	$79,236	5,390	$90,609
Class R*	22	448	—	—
Class AARP	647,883	12,985,355	882,144	14,937,869
Class S	593,841	11,880,511	859,318	14,530,052
Institutional Class	15,019	301,376	8,672	150,987

		$25,246,926		$29,709,517

Shares redeemed
Class A	(620,021)	$(12,340,433)	(548,924)	$(9,150,219)
Class B	(300,168)	(5,930,065)	(208,929)	(3,392,951)
Class C	(105,165)	(2,080,744)	(73,604)	(1,216,908)
Class R*	(2,242)	(44,970)	—	—
Class AARP	(16,582,157)	(332,476,189)	(22,083,166)	(363,822,328)
Class S	(27,171,922)	(547,999,874)	(31,455,842)	(523,850,899)
Institutional Class	(489,410)	(9,991,128)	(1,836,109)	(30,186,765)

		$(910,863,403)		$(931,620,070)

Net increase (decrease)
Class A	113,356	$2,245,749	284,427	$4,923,252
Class B	(121,454)	(2,411,146)	9,584	253,868
Class C	(13,138)	(264,025)	44,280	737,703
Class R*	21,488	440,123	—	—
Class AARP	(10,491,005)	(210,332,982)	(15,319,391)	(247,393,392)
Class S	(14,942,970)	(300,540,560)	(20,163,837)	(334,081,206)
Institutional Class	(35,481)	(764,752)	1,926,601	32,190,256

		$(511,627,593)		$(543,369,519)

*	For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.

32

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of Investment Trust and Shareholders of Scudder Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Growth and Income Fund (the “Fund”) at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts        PricewaterhouseCoopers LLP

November 24, 2004

34

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund’s year ended September 30, 2004 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $74,200,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

35

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

36

Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)

Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management

Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management

Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
[3]	Address: 345 Park Avenue, New York, New York
[4]	Address: One South Street, Baltimore, Maryland

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

37

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

Scudder ACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SUWIX
CUSIP Number	460965-627	460965-619	460965-593	460965-551
Fund Number	464	664	764	550

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.

Web Site

scudder.com

Click “Retirement Plans” to reallocate assets, process transactions and review your funds through our secure online account access. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.

Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Nasdaq Symbol	SUWRX

CUSIP Number	460965-858

Fund Number	1509

	AARP Investment Program Shareholders	Scudder Class S Shareholders

Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites - aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S

Nasdaq Symbol	ACDGX	SCDGX

Fund Number	164	064

38

FORM N-14

PART C: OTHER INFORMATION

Item 15.	Indemnification

Deutsche Investment Management Americas Inc. (hereafter, “DeIM”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to independent board members of an investment company that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1.	all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeIM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeIM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeIM.

The other information required by this item is incorporated herein by reference to Item 25 of Part C of Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

Item 16.	Exhibits

(1)

(a)	Amended and Restated Declaration of Trust dated November 3, 1987 is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(b)	Certificate of Amendment of Declaration of Trust dated November 13, 1990 is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(c)	Certificate of Amendment of Declaration of Trust dated February 12, 1991 is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(d)	Certificate of Amendment of Declaration of Trust dated May 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(e)	Establishment and Designation of Series of Shares of Beneficial Interest, $0.01 par value, with respect to Scudder Growth and Income Fund and Scudder Quality Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(f)	Establishment and Designation of Series of Shares of Beneficial Interest, $0.01 par value, with respect to Scudder Classic Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(g)	Establishment and Designation of Series of Shares of Beneficial Interest, $0.01 par value, with respect to Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder Classic Growth Fund, and Scudder S&P 500 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(h)	Establishment and Designation of Series of Shares of Beneficial Interest, $0.01 par value, with respect to Scudder Real Estate Investment Fund is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(i)	Establishment and Designation of Series of Shares of Beneficial Interest, $0.01 par value, with respect to Dividend + Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(j)	Establishment and Designation of Series of Shares of Beneficial Interest, $0.01 par value, with respect to Scudder Tax Managed Growth Fund and Scudder Tax Managed Small Company Fund is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(k)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Kemper A, B & C Shares, and Scudder S Shares, with respect to Classic Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(l)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class R Shares, with respect to Scudder Growth and Income Fund is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(m)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class R Shares, with respect to Scudder Large Company Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(n)	Redesignation of Series, Scudder Classic Growth Fund to Classic Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(o)	Redesignation of Series, Scudder Quality Growth Fund to Scudder Large Company Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(p)	Redesignation of Series, Scudder Dividend + Growth Fund to Scudder Dividend & Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(q)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class S and Class AARP, with respect to Scudder Dividend and Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(r)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class R, Class S and Class AARP with respect to Scudder Growth and Income Fund is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(s)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class S and Class AARP, with respect to Scudder S&P 500 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(t)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class S and Class AARP, with respect to Scudder Small Company Stock Fund is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(u)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class S and Class AARP, with respect to Scudder Capital Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(v)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, $.01 Par Value, Class R, Class S and Class AARP, with respect to Scudder Large Company Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(w)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value, Class S and Class AARP, with respect to Scudder Capital Growth Fund and Scudder Small Company Stock Fund is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(x)	Establishment and Designation of Classes of Shares of Beneficial Interest, $.01 Par Value, Class S and Class AARP, with respect to Scudder Capital Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(y)	Establishment and Designation of Classes of Shares of Beneficial Interest, $.01 par Value, Class S and Class AARP, with respect to Scudder Small Company Stock Fund is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(z)	Amended and Restated Establishment and Designation of Shares of Beneficial Interest, Classes A, B, C and I of Scudder Capital Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(aa)	Amended and Restated Establishment and Designation of Shares of Beneficial Interest, Classes A, B, and C of Scudder Growth and Income Fund is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(bb)	Amended and Restated Establishment and Designation of Shares of Beneficial Interest, Classes A, B, C and I of Scudder Large Company Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(cc)	Amended and Restated Establishment and Designation of Shares of Beneficial Interest, Classes A, B, and C of Scudder Dividend and Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(dd)	Amended and Restated Establishment and Designation of Shares of Beneficial Interest, Classes A, B, and C of Scudder Small Company Stock Fund is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(ee)	Amendment to Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, dated April 8, 2002, is incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(ff)	Amendment to Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, dated June 11, 2002, is incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(gg)	Amendment to Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, dated June 12, 2002, is incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(hh)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest (Class R shares of Scudder Capital Growth Fund), dated June 10, 2003, is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(ii)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest (Class R shares of Scudder Growth and Income Fund), dated June 10, 2003, is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(jj)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest (Class R shares of Scudder Large Company Growth Fund), dated June 10, 2003, is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(kk)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest of Scudder S&P 500 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(2)

(a)	By-Laws of the Registrant, dated September 20, 1984, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(b)	Amendment to By-Laws of the Registrant, dated November 12, 1991, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(c)	Amendment to By-Laws of the Registrant, dated February 7, 2000, is incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(d)	Amendment to By-Laws of the Registrant, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(e)	Amendment to By-Laws of the Registrant, dated December 10, 2002, is incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(f)	Amendment to By-Laws of the Registrant, dated October 14, 2003, is incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization constitutes Exhibit A to Part A hereof.

(5)

(a)	Sections 2.12, 2.13, 3.3, 4.1, 8.2, 8.3, 8.4 and 8.5 and Articles V, VI, VII and IX of the Amended and Restated Declaration of Trust included in response to Item 16(1) of this Part C.

(b)	Article XII, Section C and Articles III and XI of the Bylaws included in response to Item 16(2) of this Part C.

(6)

(a)	Investment Management Agreement between the Registrant (on behalf of Scudder S&P 500 Index Fund) and Deutsche Investment Management Americas Inc is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(b)	Investment Management Agreement between the Registrant (on behalf of Scudder Capital Growth Fund) and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(c)	Investment Management Agreement between the Registrant, on behalf of Scudder Growth and Income Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(d)	Investment Management Agreement between the Registrant (on behalf of Scudder Small Company Stock Fund) and Scudder Kemper Investments, Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(e)	Investment Management Agreement between the Registrant (on behalf of Scudder Dividend & Growth Fund) and Scudder Kemper Investments, Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(f)	Investment Management Agreement between the Registrant (on behalf of Scudder Large Company Growth Fund) and Scudder Kemper Investments, Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(g)	Investment Management Agreement between the Registrant (on behalf of Scudder S&P 500 Index Fund) and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(7)

(a)	Underwriting Agreement between the Registrant and Scudder Distributors, Inc., dated September 30, 2002, is incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(b)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002, with respect to Class A, B, C and I shares is incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(8)	Not Applicable.

(9)

(a)	Custodian Agreement between the Registrant (on behalf of Scudder Growth and Income Fund) and State Street Bank and Trust Company (“State Street Bank”), dated December 31, 1984, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(b)	Amendment dated April 1, 1985 to the Custodian Agreement between the Registrant and State Street Bank is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(c)	Amendment dated August 8, 1987 to the Custodian Agreement between the Registrant and State Street Bank is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(d)	Amendment dated August 9, 1988 to the Custodian Agreement between the Registrant and State Street Bank is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(e)	Amendment dated July 29, 1991 to the Custodian Agreement between the Registrant and State Street Bank is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(f)	Amendment dated February 8, 1999 to the Custodian Agreement between the Registrant and State Street Bank is incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(g)	Amendment to the Custodian Agreement between the Registrant and State Street Bank is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(h)	Custodian fee schedule for Scudder S&P 500 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(i)	Subcustodian Agreement with fee schedule between State Street Bank and The Bank of New York, London office, dated December 31, 1978, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(j)	Subcustodian Agreement between State Street Bank and The Chase Manhattan Bank, N.A. dated September 1, 1986 is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(k)	Custodian fee schedule for Scudder Quality Growth Fund and Scudder Growth and Income Fund is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(l)	Custodian fee schedule for Scudder Classic Growth Fund dated August 1, 1994 is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(m)	Amendment dated July 2, 2001 to the Custodian Agreement between the Registrant and State Street Bank is incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(10)

(a)	12b-1 Plan between the Registrant, on behalf of Scudder Growth and Income Fund (Class R shares) and Scudder Large Company Growth Fund (Class R shares), and Scudder Investor Services is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(b)	Rule 12b-1 Plan for Scudder Capital Growth Fund Class A, B and C Shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(c)	Rule 12b-1 Plan for Scudder Dividend and Growth Fund Class A, B and C Shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(d)	Rule 12b-1 Plan for Scudder Growth and Income Fund Class B and C Shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(e)	Rule 12b-1 Plan for Scudder Large Company Growth Fund Class B and C Shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(f)	Rule 12b-1 Plan for Scudder Small Company Stock Fund Class A, B and C Shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(g)	Rule 12b-1 Plan for Scudder Capital Growth Fund Class R Shares, dated October 1, 2003, is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(h)	Rule 12b-1 Plan for Scudder Growth and Income Fund Class R Shares, dated October 1, 2003, is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(i)	Rule 12b-1 Plan for Scudder Large Company Growth Fund Class R Shares, dated October 1, 2003, is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(j)	Mutual Funds Multi-Distribution System Plan, Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(k)	Plan with respect to Scudder Growth and Income Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(l)	Plan with respect to Scudder Large Company Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(m)	Plan with respect to Scudder Dividend & Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(n)	Plan with respect to Scudder Capital Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(o)	Plan with respect to Scudder Growth and Income Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(p)	Plan with respect to Scudder S&P 500 Index Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(q)	Plan with respect to Scudder Small Company Stock Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(r)	Amended and Restated Plan with respect to Scudder Dividend & Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(s)	Amended and Restated Plan with respect to Scudder Capital Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(t)	Amended and Restated Plan with respect to Scudder Growth and Income Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(u)	Amended and Restated Plan with respect to Scudder S&P 500 Index Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(v)	Amended and Restated Plan with respect to Scudder Small Company Stock Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(w)	Amended and Restated Plan with respect to Scudder Large Company Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 121 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(x)	Amended and Restated Plan with respect to Investment Trust pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(y)	Amended and Restated Multi-Distribution System Plan with respect to Investment Trust pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(z)	Amended and Restated Multi-Distribution System Plan with respect to Investment Trust, dated October 1, 2003, pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(aa)	Amended and Restated Multi-Distribution System Plan with respect to Investment Trust, dated January 31, 2003, pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(11)	Opinion of Ropes & Gray LLP, including consent, to be filed by Pre-Effective Amendment.

(12)	Form of Opinion of Willkie Farr & Gallagher LLP as to Tax Matters, including consent, to be filed by Pre-Effective Amendment.

(13)

(a)	Transfer Agency and Service Agreement with fee schedule between the Registrant and Scudder Service Corporation dated October 2, 1989 is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(b)	Revised fee schedule dated October 6, 1995 is incorporated herein by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(c)	Form of revised fee schedule dated October 1, 1996 is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(d)	Transfer Agency Fee Schedule between the Registrant, on behalf of Scudder Classic Growth Fund, and Kemper Service Company dated January 1, 1999 is incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(e)	Agency Agreement between the Registrant on behalf of Classic Growth Fund and Kemper Service Company dated April 1998 is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(f)	Agency Agreement between the Registrant on behalf of Scudder Growth and Income Fund Class R shares and Scudder Large Company Growth Fund Class R shares, and Kemper Service Company dated May 3, 1999 is incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(g)	Agency Agreement between the Registrant (on behalf of Scudder Capital Growth Fund, Scudder Dividend & Growth Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, and Scudder Small Company Stock Fund) and Kemper Service Company, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(h)	COMPASS Service Agreement and fee schedule between the Registrant and Scudder Trust Company dated January 1, 1990 is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(i)	COMPASS and TRAK 2000 Service Agreement between Scudder Trust Company and the Registrant dated October 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(j)	Fee Schedule for Services Provided Under Compass and TRAK 2000 Service Agreement between Scudder Trust Company and the Registrant dated October 1, 1996 is incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(k)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Quality Growth Fund and Scudder Fund Accounting Corporation dated November 1, 1994 is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(l)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Growth and Income Fund and Scudder Fund Accounting Corporation dated October 17, 1994 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(m)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Classic Growth Fund, and Scudder Fund Accounting Corporation dated September 9, 1996 is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(n)	Amendment No. 1 dated August 31, 1999 to the Fund Accounting Services Agreement between the Registrant, on behalf of Classic Growth Fund, and Scudder Fund Accounting Corporation is incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(o)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Tax Managed Small Company and Scudder Fund Accounting Corporation dated July 30, 1998 is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(p)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Tax Managed Growth Fund and Scudder Fund Accounting Corporation dated July 30, 1998 is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(q)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Dividend & Growth Fund and Scudder Fund Accounting Corporation dated June 1, 1998 is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(r)	Fund Accounting Fee Schedule between the Registrant, on behalf of Scudder Large Company Growth Fund—Class R Shares, and Scudder Fund Accounting Corporation dated September 14, 1999 is incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(s)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Real Estate Investment Fund and Scudder Fund Accounting Corporation dated March 2, 1998 is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(t)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Capital Growth Fund and Scudder Fund Accounting Corporation, dated July 17, 2000 is incorporated herein by reference to Post-Effective Amendment No. 121 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(u)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Small Company Stock Fund and Scudder Fund Accounting Corporation, dated July 17, 2000, is incorporated herein by reference to Post-Effective Amendment No. 121 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(v)	Revised Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Capital Growth Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(w)	Revised Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Dividend & Growth Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(x)	Revised Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Growth and Income Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(y)	Revised Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Large Company Growth Fund) and Scudder Fund Accounting Corporation dated November 13, 2000 is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(z)	Revised Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Small Company Stock Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(aa)	Investment Accounting Agreement between the Registrant, on behalf of Scudder S&P 500 Index Fund and Scudder Fund Accounting Corporation dated August 28, 1997 is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(bb)	Shareholder Services Agreement between the Registrant and Charles Schwab & Co., Inc. dated June 1, 1990 is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(cc)	Service Agreement between Copeland Associates, Inc. and Scudder Service Corporation (on behalf of Scudder Quality Growth Fund and Scudder Growth and Income Fund) dated June 8, 1995 is incorporated herein by reference to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(dd)	Administrative Services Agreement between the Registrant on behalf of Classic Growth Fund, and Kemper Distributors, Inc., dated April 1998 is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(ee)	Amendment No. 1 to the Administrative Services Agreement between the Registrant on behalf of Classic Growth Fund, and Kemper Distributors, Inc., dated August 31, 1999, is incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(ff)	Administrative Services Agreement between the Registrant on behalf of Scudder Growth and Income Fund, and Scudder Investor Services, Inc., dated May 3, 1999, is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(gg)	Administrative Services Agreement between the Registrant on behalf of Scudder Large Company Growth Fund, and Scudder Investor Services, Inc., dated May 3, 1999, is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(hh)	Administrative Services Agreement between the Registrant (on behalf of Scudder Capital Growth Fund, Scudder Dividend & Growth Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder S&P 500 Index Fund, Scudder Small Company Stock Fund and Scudder Kemper Investments, Inc.), dated July 17, 2000, is incorporated herein by reference to Post-Effective Amendment No. 121 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(ii)	Amended and Restated Administrative Services Agreement between the Registrant (on behalf of Scudder Capital Growth Fund, Scudder Dividend & Growth Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder S&P 500 Index Fund, and Scudder Small Company Stock Fund), dated November 13, 2000, is incorporated herein by reference to Post Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(jj)	Shareholder Services Agreement between the Registrant (on behalf of Scudder Capital Growth Fund, Scudder Dividend & Growth Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder S&P 500 Index Fund, and Scudder Small Company Stock Fund) and Kemper Distributors, Inc., dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(kk)	Shareholder Services Agreement For Class A, Class B and Class C Shares between the Registrant and Scudder Distributors, Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(ll)	Amendment No. 1 to the Transfer Agency and Services Agreement between the Registrant and Scudder Service Corporation, dated June 11, 2002, is incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(mm)	Amended and Restated Administrative Services Agreement between the Registrant (on behalf of Scudder Capital Growth Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder S&P 500 Index Fund, and Scudder Small Company Stock Fund) and Deutsche Investment Management Americas Inc., dated August 19, 2002, is incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(nn)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder S&P 500 Index Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(oo)	Amendment No. 1 to the Agency Agreement between Global/International Fund, Inc. and Scudder Investments Service Company, dated June 11, 2002, is incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(pp)	Amendment, dated January 1, 2003, to the Administrative Services Agreement, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(qq)	Contractual Expense Limitations effective October 1, 2003 through September 30, 2005 is incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(rr)	Form of Letter of Indemnity to the Scudder Funds is incorporated herein by reference to Post-Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(ss)	Form of Letter of Indemnity to the Scudder Funds is incorporated herein by reference to Post-Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(tt)	Form of Letter of Indemnity to the Independent Trustees is incorporated herein by reference to Post-Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-13628 and 811-43).

(14)

(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Scudder Growth and Income Fund, to be filed by Pre-Effective Amendment.

(b)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm to Scudder Focus Value+Growth Fund, to be filed by Pre-Effective Amendment.

(15)	Not Applicable.

(16)	Power of Attorney is filed herein as Exhibit 16.

Item 17.	Undertakings

(1)    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of January, 2005.

INVESTMENT TRUST

By:	/S/ JULIAN F. SLUYTERS
Julian F. Sluyters Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ CHARLES A. RIZZO Charles A. Rizzo	Treasurer	January 28, 2005

/S/ HENRY P. BECTON, JR. Henry P. Becton, Jr.*	Trustee	January 28, 2005

/S/ DAWN-MARIE DRISCOLL Dawn-Marie Driscoll*	Trustee	January 28, 2005

/S/ KEITH R. FOX Keith R. Fox*	Trustee	January 28, 2005

/S/ LOUIS E. LEVY Louis E. Levy*	Trustee	January 28, 2005

/S/ JEAN GLEASON STROMBERG Jean Gleason Stromberg*	Trustee	January 28, 2005

/S/ JEAN C. TEMPEL Jean C. Tempel*	Trustee	January 28, 2005

/S/ CARL W. VOGT Carl W. Vogt*	Trustee	January 28, 2005

/S/ JULIAN F. SLUYTERS Julian F. Sluyters	Chief Executive Officer	January 28, 2005

*By:	/s/ JOHN MILLETTE
John Millette**
Vice President and Secretary Dated January 28, 2005

** Attorney-in-fact pursuant to Power of Attorney filed herein as Exhibit 16.

EXHIBIT INDEX

(16)	Power of Attorney – Exhibit 16